U.S. Monthly Income Fund for Puerto Rico Residents, Inc.

PROSPECTUS

March 31, 2022

Class A Shares: PRAJX
Class P Shares: PRAKX

The U.S. Monthly Income Fund for Puerto Rico Residents, Inc. (the “Fund”) is designed solely for Puerto Rico Residents (as defined in “Dividends and Taxes” in this Prospectus). Only Puerto Rico Residents will receive the tax benefits of an investment in the Fund. The tax treatment of this Fund differs from that typically accorded to other investment companies registered under the Investment Company Act of 1940, as amended that are treated as regulated investment companies under Subchapter M of the Internal Revenue Code of 1986, as amended.

THE SECURITIES AND EXCHANGE COMMISSION HAS NOT APPROVED OR DISAPPROVED THESE SECURITIES OR PASSED UPON THE ADEQUACY OF THIS PROSPECTUS. ANY REPRESENTATION TO THE CONTRARY IS A CRIMINAL OFFENSE.

Fund Summary
Investment Objective
The investment objective of U.S. Monthly Income Fund for Puerto Rico Residents, Inc. (the “Fund”) is current income, consistent with the preservation of capital.
Fees and Expenses of the Fund
The following table describes the fees and expenses that you may pay if you buy, hold and sell shares of the Fund (“Shares”). You may pay other fees, such as brokerage commissions and other fees to financial intermediaries, which are not reflected in the tables and examples below. Information about sales charge and other discounts is available from your financial intermediary and in “Managing Your Fund Account” on page 21 of this prospectus.

Shareholder Transaction Expenses (fees paid directly from your investment in the Fund)	Class A	Class P
Maximum Sales Charge (Load) Imposed on Purchases (as a percentage of offering price)	3.75%	None
Maximum Contingent Deferred Sales Charge (Load) (as a percentage of offering price)	None	None
Redemption Fee(1)	1.00%	None

Annual Fund Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)	Class A	Class P
Management Fees(2)	1.07%	1.07%
Distribution and Service Fees	0.25%	0%
Other Expenses(3)	1.15%	1.15%
Administration Fees	0.21%	0.21%
Interest	0.44%	0.44%
Other Expenses(3)	0.50%	0.50%
Total Annual Fund Operating Expenses	2.47%	2.22%
Less Fee Waivers and/or Expense Reimbursements(3)	0.36	0.36

Total Annual Fund Operating Expenses After Fee Waivers and/or Expense Reimbursements(3)	2.11%	1.86%

(1)
Class A redemption fees apply to redemptions and exchanges, including exchanges of shares between affiliated investment companies, made within 60 days of purchase and are based on the net asset value at the time of redemption. See “Managing Your Fund Account.”

(2)
Pursuant to an Investment Advisory Agreement between the Fund and UBS Asset Managers of Puerto Rico (the “Investment Adviser”), the Fund’s investment adviser, the Fund pays the Investment Adviser a fee at the annual rate of 0.75% of the Fund’s average daily gross assets, including assets purchased with the proceeds of leverage. The Management Fee in the table is greater than 0.75% since it is computed as a percentage of the Fund’s net assets for presentation therein.

(3)
UBS Trust Company of Puerto Rico, the Fund’s administrator (the “Administrator”) and the Fund have entered into an Expense Limitation and Reimbursement Agreement (the “Expense Limitation Agreement”), whereby the Administrator will pay the Fund’s Other Expenses in order to ensure that Net Total Operating Expenses (excluding distribution and service (12b‑1) fees, taxes, leverage, interest, brokerage commissions, dividends or interest expenses on short positions, acquired fund fees and expenses and extraordinary expenses) after Fee Waivers and/or Expense Reimbursements do not exceed 1.00% of average daily gross assets per annum with respect to Class A Shares and 1.00% of average daily gross assets per annum with respect to Class P Shares. The Fund may have to repay some of these waivers and/or reimbursements during the following three years. Any such repayment period is limited to three years from the date of the waiver/reimbursement. Any repayment by the Fund to the Administrator will not cause the Fund’s expenses to exceed (i) the expense limitation at the time the fees are waived and (ii) the expense limitation in effect at the time of such reimbursement. The Expense Limitation Agreement is effective through June 30, 2023 and may be terminated upon 30 days’ notice by a majority of the non‑interested directors of the Fund or by a vote of a majority of the outstanding voting securities of the Fund.

Example
The following example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. The example assumes that you invest $10,000 in the Fund for the time periods indicated and then redeem all of your Shares at the end of those periods. The example also assumes that your investment has a 5% return each year and that the Fund’s total annual operating expenses remains the same. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

	1 year	3 years*	5 years*	10 years*
Class A	$581	$1,083	$1,610	$3,050
Class P	$189	$660	$1,157	$2,526
You would pay the following expenses if you did not redeem your Shares:

	1 year	3 years*	5 years*	10 years*
Class A	$581	$1,083	$1,610	$3,050
Class P	$189	$660	$1,157	$2,526

*
The Expense Example amounts assume that the Expense Limitation Agreement remains in effect only through June 30, 2023. Thus, the 3 years, 5 years and 10 years examples reflect expense limitation and reimbursement only for the first year.

Portfolio Turnover:
The Fund pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when Shares are held in a taxable account. These costs, which are not reflected in annual fund operating expenses or in the Example, affect the Fund’s performance. During the most recent fiscal year, the Fund’s portfolio turnover rate was 8.18% of the average value of its portfolio.
Principal Investment Strategies of the Fund
Under normal circumstances, up to 80% of the Fund’s net assets, plus the amount of any borrowings for investment purposes, will be invested in U.S. municipal securities (the “US Portion”). The Fund’s US Portion may include investments in Build America Bonds (“BABs”) and taxable municipal securities (i.e., municipal securities that are generally taxable to non‑Puerto Rico residents). No more that 5% of the assets of the US Portion will be invested in the securities of a single issuer. The Investment Adviser has engaged Nuveen Asset Management, LLC (the “Subadviser”) as sub‑adviser to manage the US Portion.
The Fund is designed solely for Puerto Rico Residents (as defined in “Dividends and Taxes” below). Only Puerto Rico Residents will receive the tax benefits of an investment in the Fund. The tax treatment of this Fund differs from that typically accorded to other investment companies registered under the Investment Company Act of 1940, as amended (the “1940 Act”) that are treated as regulated investment companies under Subchapter M of the Internal Revenue Code of 1986, as amended (the “U.S. Code”).
Under normal circumstances, at least 95% of the Fund’s total assets will be invested in securities which, at the time of purchase, are (i) rated investment grade by a nationally recognized statistical rating organization, or (ii) if unrated, determined by the Investment Adviser or Subadviser (with respect to the US Portion) to be of comparable credit quality.
Under normal circumstances, the Fund will invest at least 20% of its total assets in taxable securities issued by Puerto Rico issuers, including mortgage-backed securities, including collateralized mortgage obligations

(“CMOs”), and asset-backed securities, bank deposits, corporate obligations, commercial paper, preferred stock and securities issued by the Commonwealth of Puerto Rico and its political subdivisions and instrumentalities (the “Taxable PR Securities Portion”). The Taxable PR Securities Portion will be comprised of securities issued by a limited number of eligible issuers in one or more sectors, none of which, currently, are municipal issuers. The assets managed by the Investment Adviser in excess of the Taxable PR Securities Portion may include tax‑exempt securities issued by Puerto Rico issuers and other fixed income securities. The Fund’s ability to procure sufficient Puerto Rico securities which meet the Fund’s investment criteria may, in the opinion of the Investment Adviser, be constrained, due to the volatility affecting the Puerto Rico bond market since 2013 and the fact that the Puerto Rico Government remains in the process of restructuring its outstanding debt under Title III of the Puerto Rico Oversight, Management, and Economic Stability Act (“PROMESA”) as well as undertaking other fiscal measures to stabilize Puerto Rico’s economy in accordance with the requirements of PROMESA, and this inability may continue for an indeterminate period of time. To the extent that the Fund is unable to procure sufficient amounts of such Puerto Rico securities, the Fund may acquire investments in securities of non‑Puerto Rico issuers which satisfy the Fund’s investment policies.
A “Puerto Rico issuer” is any issuer that satisfies one or more of the following criteria: (i) the issuer was organized under the laws of Puerto Rico or maintains its principal place of business in Puerto Rico; (ii) the securities of such issuer are traded principally in Puerto Rico; or (iii) an issuer that, during its most recent fiscal year, derived at least 20% of its revenues or profits from goods produced or sold, investments made, or services performed in Puerto Rico or that has at least 20% of its assets in Puerto Rico.
The Fund may also invest in derivatives, including financial futures contracts, swap contracts, options on financial futures and options on swap contracts.
To take advantage of opportunities to invest, the Fund may borrow money from banks (leverage) in an amount up to one‑third of its total assets, which include assets purchased with borrowed money.
The majority of the bonds are longer-term fixed rate bonds (with maturities of between 15 and 35 years). The Fund’s use of leverage will extend the effective duration of the portfolio. Leverage will consist of short-term collateralized repurchase agreements and bank loans. To manage the duration of the portfolio, the Investment Adviser and Subadviser may from time to time hedge the duration of the portfolio with futures contracts on U.S. Treasury notes.
The Fund’s investment strategy may be changed with 60 days’ prior notice to shareholders.
Principal Risks
The following is a summary discussion of the principal risks of investing in the Fund. Risk is inherent in all investing. There can be no guarantee that the Fund will meet its investment objective or that the Fund’s performance will be positive for any period of time. An investment in the Shares is designed primarily, and is suitable only, for long-term investors, and is not suitable for all investors. You may lose money by investing in the Fund.
Investment and Market Risk. The Fund’s investments may be adversely affected by the performance of U.S. and Puerto Rico investment securities markets, which, in turn, may be influenced by a number of factors, including, among other things, (i) the level of interest rates, (ii) the rate of inflation, (iii) political decisions, (iv) fiscal policy, and (v) current events in general. Because the Fund invests in investment securities, the Fund’s net asset value may fluctuate due to market conditions, and as a result you may experience a decline in the value of your investment in the Fund and you may lose money.
Coronavirus and Public Health Emergencies. As of the date of this prospectus, there is an outbreak of a novel and highly contagious form of coronavirus (COVID‑19) that has resulted in numerous disruptions in financial markets leaving general concern and uncertainty. As COVID‑19 continues to spread and mutate, the potential impacts, including a global, regional or other economic recession, are increasingly uncertain and difficult to assess. The impact of this coronavirus, and other epidemics and pandemics that may arise in the future, could affect the economies of many nations, individual companies and the market in general ways that cannot necessarily be foreseen at the present time.
Puerto Rico Concentration Risk. At least 20% of the Fund’s total assets are expected to be invested in securities of Puerto Rico issuers. As a result, the Fund’s net asset value and cash flow may fluctuate due to market conditions affecting these securities. Any future developments in this respect could result in additional interruptions in cash flow on debt payments, which may result in more price volatility in such securities. There can be no assurance that any additional defaults by the Commonwealth and other Commonwealth instrumentalities will not have an additional adverse impact on the Fund’s net investment income.
Credit Risk. Credit risk is the risk that fixed income securities in the Fund’s portfolio will decline in price or fail to make dividend or interest payments when due because the issuer of the security experiences a decline in its financial condition.
Counterparty Risk. The Fund may engage in financial transactions directly with other counterparties. This subjects the Fund to the credit risk that a counterparty will default on an obligation to the Fund.
Fixed Income Securities Generally. The yield on fixed income securities such as those in which the Fund may invest depends on a variety of factors, including general market conditions for such securities, the financial condition of the issuer, the size of the particular offering, and the maturity, credit quality and rating of the security. Generally, the longer the maturity of those securities, the higher its yield and the greater the changes in its yields both up and down. The market value of fixed income securities normally will vary inversely with changes in interest rates. Such changes in the Fund’s net asset value, in particular, also might affect the price of the Shares.
Interest Rate Risk. The value of fixed income securities, such as those in which Fund may invest, generally fall when interest rates rise and rise when interest rates fall. Interest rate risk is the risk that interest rates will rise, and that as a result, the value of the Fund’s investments will fall. Prices of intermediate and long-term fixed income securities generally change more in response to interest rate changes than prices of shorter term fixed income securities. To the extent the Fund invests primarily in intermediate and long-term fixed income securities, the net asset value of the Shares will fluctuate more in response to changes in market interest rates than if the Fund invested primarily in shorter term fixed income securities.
Extension Risk. Extension risk is the risk that during periods of rising interest rates, the average life of certain types of securities may be extended because of the right of the issuer to defer payments or make slower than expected principal payments. This may lock in a below market interest rate, increase the security’s duration (the estimated period until the security is paid in full) and reduce the value of the security.
Prepayment Risk. Prepayment risk is the risk that during periods of declining interest rates, the issuer of a security may exercise its option to prepay principal earlier than scheduled in order to refinance at lower interest rates, forcing the Fund to reinvest in lower yielding securities. This tendency of issuers to refinance debt with high interest rates during periods of declining interest rates may reduce the positive effect of declining interest rates on the market value of the Fund’s securities.
Municipal Securities Risk. Municipal securities are obligations, often bonds and notes, issued by or on behalf of states, territories and possessions of the United States and the District of Columbia and their political subdivisions, agencies, authorities and instrumentalities, the interest on which is typically exempt from federal income tax. Under normal circumstances, up to 80% of the Fund’s net assets, plus the amount of any borrowings for investment purposes, will be invested in U.S. municipal securities, which may include investments in BABs and taxable municipal securities (i.e., municipal securities that are generally taxable to non‑Puerto Rico residents). From time to time, proposals to restrict or eliminate the federal income tax exemption from interest on municipal securities are introduced before Congress. Proposals also may be introduced before state legislatures. If such proposals were enacted, the availability of municipal securities and their value would be affected.
The amount of public information available about the municipal securities in the Fund’s portfolio is generally less than that for corporate equities or bonds, and the Fund’s investment performance may therefore be more dependent on the Investment Adviser’s and Subadviser’s analytical abilities. The secondary market for municipal securities, particularly the below investment grade municipal securities in which the Fund may invest, also tends to be less developed or liquid than many other securities markets, which may adversely affect the Fund’s ability to sell its municipal securities at attractive prices.
BABs Risk. The BABs market is smaller and less diverse than the broader municipal securities market. In addition, BABs may experience less liquidity than other types of municipal securities. The number of BABs available in the market is limited and there can be no assurance that BABs will be actively traded. Reduced liquidity may negatively affect the value of the BABs.
Because issuers of direct‑pay BABs held in the Fund’s portfolio receive reimbursement from the U.S. Treasury with respect to interest payment on bonds, there is a risk that those municipal issuers will not receive timely payment from the U.S. Treasury and may remain obligated to pay the full interest due on direct pay BABs held by the Fund. Furthermore, it is possible that a municipal issuer may fail to comply with the requirements to receive the direct‑pay subsidy or that a future Congress may terminate the subsidy altogether.
Certain aspects of the BABs program may be subject to additional Federal or state level guidance or subsequent legislation. For example, the U.S. Internal Revenue Service (“IRS”) or U.S. Treasury could impose restrictions or limitations on the payments received. Aspects of the BABs program for which the IRS and the U.S. Treasury have solicited public comment include, but have not been limited to, methods for making direct payments to issuers, the tax procedural framework for such payments, and compliance safeguards. It is not known what additional procedures will be implemented with respect to direct‑pay BABs, if any, nor is it known what effect such possible procedures would have on the BABs market.
The Fund may invest significantly in BABs and, if it does, the Fund’s net asset value may be more volatile than the value of a more broadly diversified portfolio and may fluctuate substantially over short periods of time. Because BABs do not include certain industries or types of municipal bonds (i.e., tobacco bonds or private activity bonds), there may be less diversification than with a broader pool of municipal securities.
Derivatives Risk. The Fund may invest in certain derivatives, including futures contracts, options and swaps. Derivatives, because of their increased volatility and potential leveraging effect, may adversely affect the Fund. For example, investments in derivatives linked to an equities or commodities index may subject the Fund to the risks associated with changes in the particular indices, which may include reduced or eliminated interest payments and losses of invested principal.
Such investments, in effect, may also be leveraged, thereby magnifying the risk of loss. If the Fund invests in derivative instruments, it could lose more than the principal amount invested. For example, investments in options and futures involve the risk of imperfect correlation between movements in the price of such options and futures and movements in the price of the underlying securities or interest rates. Municipal derivatives may also be subject to the same risks as municipal obligations generally, as well as risks of adverse tax determinations.
The Securities and Exchange Commission has adopted new regulations governing the use of derivatives by registered investment companies (“Rule 18f‑4”). Rule 18f‑4 has been adopted but will be implemented no earlier than July 2022 (the “Compliance Date”). On and after the Compliance Date, Rule 18f‑4 imposes limits on the amount of derivatives a fund can enter into, eliminates the asset segregation framework currently used by the funds to comply with Section 18 of the 1940 Act, treats derivatives as senior securities so that a failure to comply with the proposed limits would result in a statutory violation and requires funds whose use of derivatives is more than a limited specified exposure amount to establish and maintain a comprehensive derivatives risk management program and appoint a derivatives risk manager.
Mortgage-Backed Securities Risk. Mortgage-backed securities have many of the risks of traditional debt securities but, in general, differ from investments in traditional debt securities in that, among other things, principal may be prepaid at any time due to prepayments by the obligors on the underlying obligations.
CMO Risk. CMOs exhibit similar risks to those of mortgage-backed securities but also present certain special risks. CMO classes may be specially structured in a manner that provides a variety of investment characteristics, such as yield, effective maturity and interest rate sensitivity. As market conditions change, however, particularly during periods of rapid or unanticipated changes in interest rates, the ability of a CMO class to provide the anticipated investment characteristics and performance may be significantly reduced. These changes may result in volatility in the market value, and in some instances reduced liquidity, of the CMO class.
Asset-Backed Securities Risk. Asset-backed securities present risks similar to those of mortgage-backed securities. However, in the case of many asset-backed securities, the prepayment rates on the underlying assets have historically been less influenced by market interest rate fluctuations and therefore, have been more stable. The frequent absence of a government guarantee creates greater exposure to the credit risk on the underlying obligations and depending on the structure, the credit risk of the sponsor of such obligations.
Asset-backed securities entail certain risks not presented by mortgage-backed securities, including the risk that in certain states it may be difficult to perfect the liens securing the collateral backing certain asset-backed securities. In addition, certain asset-backed securities are based on loans that are unsecured, which means that there is no collateral to seize if the underlying borrower defaults.
Repurchase Agreements Risk. The Fund may also engage in repurchase agreements, which are transactions in which the Fund purchases a security from a counterparty and agrees to sell it back at a specified time and price in a specified currency. If a repurchase agreement counterparty defaults, the Fund may suffer time delays and incur costs or possible losses in connection with the disposition of the securities underlying the repurchase agreement.
Leverage Risk. The Fund borrows money from banks to buy securities and pledge its assets in connection with the borrowing. If the interest expense of the borrowing is greater than the return on the securities bought, the use of leverage will decrease the return to shareholders in the Fund. Use of leverage also tends to magnify the volatility of the Fund’s returns. The greater the use of leverage by the Fund, the greater the risk of the volatility of the Fund’s returns. In addition, because the fees received by the Investment Adviser and Subadviser are based on the average daily gross assets (including any assets attributable to borrowings), the Investment Adviser and the Subadviser have a financial incentive for the Fund to use certain forms of leverage, which may create a conflict of interest between the Investment Adviser and the Subadviser on the one hand, and the shareholders on the other hand.
Non‑Diversification Risk. As a non‑diversified fund, the Fund may invest a relatively high percentage of its assets in a small number of issuers. As a result, the value of the shares is, therefore, more susceptible to losses related to any single economic, political or regulatory occurrence than the value of shares of a more widely diversified fund.
Illiquid Investments Risk. The Fund may invest up to an aggregate amount of 15% of its net assets in illiquid investments. An illiquid investment is any investment that the Fund reasonably expects cannot be sold or disposed of in current market conditions in seven calendar days or less without the sale or disposition significantly changing the market value of the investment. There presently are a limited number of participants in the market for certain Puerto Rico securities or other securities or assets that the Fund may own. That and other factors may cause certain securities to have periods of illiquidity.

Performance Information
The information below shows you how the performance of the Fund has varied year by year and provides some indication of the risks of investing in the Fund. Class P Shares have not commenced operations as of the date of this prospectus. As a result, the chart and the table give you a picture of the long-term performance for Class A Shares of the Fund. The performance of Class P Shares would be substantially similar to Class A Shares because Class P Shares and Class A Shares are invested in the same portfolio of securities and performance would differ only to the extent that Class P Shares and Class A Shares have different expenses. The actual returns of Class P Shares would have been higher than those of Class A Shares because Class P Shares have lower expenses than Class A Shares. The table compares the Fund’s performance to that of the Bloomberg Taxable Municipal Long Bond Index (the “Benchmark Index”). To the extent that dividends and distributions have been paid by the Fund, the performance information for the Fund in the chart and table assumes reinvestment of the dividends and distributions. As with all such investments, past performance (before and after taxes) is not an indication of future results. The table includes all applicable fees. If the Investment Adviser and the Administrator had not waived or reimbursed certain Fund expenses during these periods, the Fund’s returns would have been lower. Updated information on the Fund’s performance can be obtained by visiting www.ubs.com/prfunds or can be obtained by phone at 1‑787‑250‑3600.
The Fund’s financial performance included in this Prospectus includes the Fund’s performance from a period when the Fund was not subject to the restrictions of a United States registered investment company that is subject to the requirements of the 1940 Act.
The Benchmark Index is a rules-based, market-value-weighted index engineered for the long-term taxable municipal bond market. Bonds in in the index have effective maturities of 10+ years. Index returns assume reinvestments of distributions, but do not reflect any applicable sales charges or managements fees.
CLASS A SHARES
ANNUAL TOTAL RETURNS
U.S. MONTHLY INCOME FUND FOR PUERTO RICO RESIDENTS, INC.

During the period shown in the bar chart, the highest return for a quarter was 8.82% (quarter ended March 31, 2014) and the lowest return for a quarter was ‑5.92% (quarter ended June 30, 2015).

For the periods ended 12/31/21 Average Annual Total Returns	1 Year	5 Years	Life of the Fund[1]
U.S. Monthly Income Fund for Puerto Rico Residents, Inc.
Return Before Taxes	1.44%	7.48%	6.43%
Return After Taxes on Distributions	-0.17%	5.72%	4.52%
Return After Taxes on Distributions and Sales of Shares	0.84%	5.01%	4.09%
Bloomberg Taxable Municipal Long Bond Index	1.67%	7.12%	5.19%
[1] The Class A inception date is January 29, 2013.
After‑tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after‑tax returns depend on an investor’s tax situation and may differ from those shown. In addition, the after‑tax returns shown are not relevant to investors who hold Shares through tax‑advantaged arrangements, such as 401(k) plans or individual retirement accounts.
Investment Adviser and Subadviser
The Fund’s investment adviser is UBS Asset Managers of Puerto Rico (as previously defined, the “Investment Adviser”), a division of UBS Trust Company of Puerto Rico. The Investment Adviser has engaged Nuveen Asset Management, LLC (as previously defined, the “Subadviser”) as sub‑adviser to manage the US Portion. The Investment Adviser and the Subadviser are registered as investment advisers under the Investment Advisers Act of 1940, as amended.
UBS Asset Managers of Puerto Rico
Portfolio Managers

Name	Managed the Fund Since	Title
Leslie Highley, Jr.	2013	Managing Director of UBS Trust Company of Puerto Rico
Javier Rodriguez	2013	Director of UBS Asset Managers of Puerto Rico
Nuveen Asset Management, LLC
Portfolio Manager

Name	Managed the Fund Since	Title
Daniel J. Close, CFA	2013	Portfolio Manager
Kristen M. DeJong, CFA	2021	Portfolio Manager
Purchase and Sale of Fund Shares
To purchase or sell Shares you should contact your financial intermediary. You may purchase or redeem Shares each day on which the New York Stock Exchange (the “NYSE”) is open for trading and the Federal Reserve Bank of New York and banks in San Juan Puerto Rico are open for business.
The offering of Class A shares has not commenced as of the date of this prospectus.

The Fund’s initial and subsequent investment minimums are as follows, although the Fund may reduce or waive the minimums in some cases:

	Class A Shares	Class P Shares
Minimum Initial Investment Amount	$10,000	$10,000
Minimum Subsequent Investment Amount	$100	$100
Tax Information
In general, to the extent the Fund has current or accumulated earnings, the Fund’s distributions will be subject to Puerto Rico income taxes as dividend income, capital gains, or some combination of both, unless you are investing through a tax‑advantaged arrangement, such as a Puerto Rico tax‑qualified retirement plan, in which case your distributions may be taxed when withdrawn from the tax‑advantaged account.
Under Section 933 of the U.S. Code, Puerto Rico Individuals will not be subject to U.S. federal income tax on dividends distributed by the Fund that constitute income from sources within Puerto Rico. Dividends distributed by the Fund should constitute income from sources within Puerto Rico not subject to U.S. federal income tax in the hands of a Puerto Rico Individual. However, in the case of Puerto Rico Individuals who own, directly or indirectly, at least 10% of the issued and outstanding voting Shares, only the Puerto Rico source ratio of any dividend paid or accrued by the Fund shall be treated as income from sources within Puerto Rico. See the section entitled “Dividends and Taxes—United States Taxation—Taxation of Puerto Rico Individuals and Puerto Rico Entities.”
Foreign corporations not engaged in a U.S. trade or business are generally not subject to U.S. federal income tax on amounts received from sources outside the United States. Corporations incorporated in Puerto Rico are treated as foreign corporations under the U.S. Code. Dividends distributed by the Fund to Puerto Rico corporations are expected to constitute income from sources within Puerto Rico. Accordingly, Puerto Rico corporations not engaged in a U.S. trade or business are not expected to be subject to U.S. taxation on dividends received from the Fund and dividends received or accrued by a Puerto Rico corporate investor that is engaged in a U.S. trade or business are expected to be subject to U.S. federal income tax only if such dividends are effectively connected to its U.S. trade or business.
Payments to Broker-Dealers and Other Financial Intermediaries
If you purchase Shares through a broker-dealer or other financial intermediary (such as a bank), the Fund and its related companies may pay the financial intermediary for the sale of Shares and related services. The Investment Adviser may pay its affiliate, UBS Financial Services Inc., the Fund’s distributor (the “Distributor”), from its own resources additional compensation in connection with the sale of Shares in consideration of distribution, marketing support and other services at an annual rate of 0.05% (5 basis points) of the value of the net assets invested in the Fund to be paid on a quarterly basis (although the Distributor may choose not to receive such payments, or receive a reduced amount, on assets held in certain types of accounts or wrap fee advisory programs). These payments may create a conflict of interest by influencing the broker-dealer or other financial intermediary and your salesperson to recommend the Fund over another investment. Ask your salesperson or visit your financial intermediary’s website for more information.

More Information About the Fund
Investment Objective
The investment objective of U.S. Monthly Income Fund for Puerto Rico Residents, Inc. (the “Fund”) is current income, consistent with the preservation of capital.
Principal Investment Strategies of the Fund
Under normal circumstances, up to 80% of the Fund’s net assets, plus the amount of any borrowings for investment purposes, will be invested in U.S. municipal securities (the “US Portion”). The Fund’s US Portion may include investments in Build America Bonds (“BABs”) and taxable municipal securities (i.e., municipal securities that are generally taxable to non‑Puerto Rico residents). No more that 5% of the assets of the US Portion will be invested in the securities of a single issuer. UBS Asset Managers of Puerto Rico (the “Investment Adviser”), which serves as the Fund’s investment adviser, has engaged Nuveen Asset Management, LLC (the “Subadviser”) as sub‑adviser to manage the US Portion.
The Fund is designed solely for Puerto Rico Residents (as defined in “Dividends and Taxes” below). Only Puerto Rico Residents will receive the tax benefits of an investment in the Fund. The tax treatment of this Fund differs from that typically accorded to other investment companies registered under the Investment Company Act of 1940, as amended (the “1940 Act”) that are treated as regulated investment companies under Subchapter M of the Internal Revenue Code of 1986, as amended (the “U.S. Code”).
Under normal circumstances, at least 95% of the Fund’s total assets will be invested in securities which, at the time of purchase, are (i) rated investment grade by a nationally recognized statistical rating organization, or (ii) if unrated, determined by the Investment Adviser or Subadviser (with respect to the US Portion) to be of comparable credit quality.
The Investment Adviser or Subadviser, as applicable, are not required to sell portfolio securities if they are subsequently downgraded below investment grade after they are purchased by the Fund. If a portfolio security is downgraded, the Investment Adviser will consider factors such as price, credit, risk, market conditions, the financial condition of the issuer and the prevailing and anticipated interest rates to determine whether to sell or hold the downgraded security as a portfolio investment.
Under normal circumstances, the Fund will invest at least 20% of its total assets in taxable securities issued by Puerto Rico issuers, including mortgage-backed securities, including collateralized mortgage obligations (“CMOs”), and asset-backed securities, bank deposits, corporate obligations, commercial paper, preferred stock and securities issued by the Commonwealth of Puerto Rico and its political subdivisions and instrumentalities (the “Taxable PR Securities Portion”). The Taxable PR Securities Portion will be comprised of securities issued by a limited number of eligible issuers in one or more sectors, none of which, currently, are municipal issuers. The assets managed by the Investment Adviser in excess of the Taxable PR Securities Portion may include tax‑exempt securities issued by Puerto Rico issuers and other fixed income securities. The Fund’s ability to procure sufficient Puerto Rico securities which meet the Fund’s investment criteria may, in the opinion of the Investment Adviser, be constrained, due to the volatility affecting the Puerto Rico bond market since 2013 and the fact that the Puerto Rico Government remains in the process of restructuring its outstanding debt under Title III of the Puerto Rico Oversight, Management, and Economic Stability Act (“PROMESA”) as well as undertaking other fiscal measures to stabilize Puerto Rico’s economy in accordance with the requirements of PROMESA, and this inability may continue for an indeterminate period of time. To the extent that the Fund is unable to procure sufficient amounts of such Puerto Rico securities, the Fund may acquire investments in securities of non‑Puerto Rico issuers which satisfy the Fund’s investment policies.

A “Puerto Rico issuer” is any issuer that satisfies one or more of the following criteria: (i) the issuer was organized under the laws of Puerto Rico or maintains its principal place of business in Puerto Rico; (ii) the securities of such issuer are traded principally in Puerto Rico; or (iii) an issuer that, during its most recent fiscal year, derived at least 20% of its revenues or profits from goods produced or sold, investments made, or services performed in Puerto Rico or that has at least 20% of its assets in Puerto Rico.
The Fund may also invest in derivatives, including financial futures contracts, swap contracts, options on financial futures and options on swap contracts.
To take advantage of opportunities to invest, the Fund may borrow money from banks (leverage) in an amount up to one‑third of its total assets, which include assets purchased with borrowed money.
During periods of unusual market conditions or during temporary defensive periods, the Fund may depart from its principal investment strategies. If, in the opinion of the Investment Adviser, no suitable Puerto Rico securities or other Municipal Obligations are available, or if the Investment Adviser believes unusual circumstances warrant a defensive posture, the Fund may temporarily commit all or any portion of its assets to short-term instruments. Such instruments may include securities issued or guaranteed by the U.S. Government, its agencies or instrumentalities, commercial paper rated at least A‑1 by S&P, Prime‑1 by Moody’s or F1 by Fitch, bank certificates of deposit, bankers’ acceptances and reverse repurchase agreements secured by any of the foregoing.
The Fund’s investment strategy may be changed with 60 days’ prior notice to shareholders.
Investment Process
The Investment Adviser and Subadviser utilize a fundamental analysis in determining which securities to invest in. This analysis includes the following:

▪	Rating and credit quality of the individual bond. Credit quality factors include sector, type (i.e., general obligation or revenue bond), source of payment, guarantee, insurance and/or collateral.

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Yield analysis. The yield analysis takes into account factors such as coupon, maturity, call schedule and the yield curve to determine the yield to maturity or call, depending on the yield curve, and duration of the bond. For U.S. agency mortgage-backed securities (“MBS”), the Investment Adviser also takes into account the shape of the yield curve and the prepayments to determine the expected yield, average life and duration of the MBS.

The Investment Adviser and Subadviser will select the securities that offer the most favorable relative investment values and opportunities for income and total return.
The majority of the bonds are longer-term fixed rate bonds (with maturities of between 15 and 35 years). The Fund’s use of leverage will extend the effective duration of the portfolio. Leverage will consist of short-term collateralized repurchase agreements and bank loans. To manage the duration of the portfolio, the Investment Adviser and Subadviser may from time to time hedge the duration of the portfolio with futures contracts on U.S. Treasury notes.
Other Investments
In addition to the principal investment strategies discussed above, the Fund may also invest or engage in the following investments/strategies: when-issued securities and delayed delivery transactions, dollar rolls, call rights, short sales and temporary borrowings.

Principal Risks
The following is a summary discussion of the principal risks of investing in the Fund. Risk is inherent in all investing. There can be no guarantee that the Fund will meet its investment objective or that the Fund’s performance will be positive for any period of time. An investment in the Shares is designed primarily, and is suitable only, for long-term investors, and is not suitable for all investors. You may lose money by investing in the Fund.
Investment and Market Risk. The Fund’s investments may be adversely affected by the performance of U.S. and Puerto Rico investment securities markets, which, in turn, may be influenced by a number of factors, including, among other things, (i) the level of interest rates, (ii) the rate of inflation, (iii) political decisions, (iv) fiscal policy, and (v) current events in general. All securities may be subject to adverse market trends. The value and liquidity of the Fund’s portfolio holdings may fluctuate in response to events specific to the companies or stock or bond markets in which a Fund invests, as well as economic, political, or social events in the United States, Puerto Rico or abroad. Markets can be volatile, and values of individual securities and other investments at times may decline significantly and rapidly. This may cause the Fund’s portfolio to be worth less than the price originally paid for it, or less than it was worth at an earlier time. Market risk may affect a single issuer or the market as a whole. As a result, a portfolio of such securities may underperform the market as a whole. Recent market conditions and events, including a global public health crisis and actions taken by governments in response, may exacerbate such volatility and may continue to negatively affect the value and liquidity of individual securities, national economies and global markets generally. Rapid changes in value or liquidity, which often are not anticipated and can relate to events not connected to particular investments, may limit the ability of the Fund to dispose of its assets at the value or time of its choosing and can result in losses. Because the Fund invests in investment securities, the Fund’s net asset value may fluctuate due to market conditions, and as a result you may experience a decline in the value of your investment in the Fund and you may lose money.
An investment in the Shares is designed primarily, and is suitable only, for long-term investors, and is not suitable for all investors.
Coronavirus and Public Health Emergencies. As of the date of this prospectus, there is an outbreak of a novel and highly contagious form of coronavirus (COVID‑19) that has resulted in numerous disruptions in financial markets leaving general concern and uncertainty. As COVID‑19 continues to spread and mutate, the potential impacts, including a global, regional or other economic recession, are increasingly uncertain and difficult to assess.
The extent of the impact of the COVID‑19 pandemic, or any public health emergency on the operational and financial performance of the Fund will depend on many factors, including the duration and scope of such public health emergency, the extent of any related travel advisories and restrictions implemented, the impact of such public health emergency on overall supply and demand, goods and services, investor liquidity, consumer confidence and levels of economic activity and the extent of its disruption to important global, regional and local supply chains and economic markets, all of which are highly uncertain and cannot be predicted. The effects of such a public health emergency may materially and adversely impact the value and performance of the Fund’s investments as well as the ability of the Fund to source, manage and divest investments and achieve its investment objectives, all of which could result in significant losses to the Fund. In addition, the operations of each of the Fund, its investments and the Investment Advisers may be significantly impacted, or even halted, either temporarily or on a long-term basis, as a result of government quarantine and curfew measures, voluntary and precautionary restrictions on travel or meetings and other factors related to a public health emergency, including its potential adverse impact on the health of the Fund’s or the Investment Advisers’ personnel.
Puerto Rico Concentration Risk. At least 20% of the Fund’s total assets are expected to be invested in securities of Puerto Rico issuers. As a result, the Fund’s net asset value and cash flow may fluctuate due to market conditions affecting these securities. In addition, securities issued by the Government of the Commonwealth of

Puerto Rico or its instrumentalities are affected by the central government’s finances. That includes, but is not limited to, general obligations of Puerto Rico and revenue bonds, special tax bonds, or agency bonds. Over the past few years, many Puerto Rico government bonds as well as the securities issued by several Puerto Rico financial institutions have been downgraded as a result of several factors, including without limitation, the downturn experienced by the Puerto Rico economy and the strained financial condition of the Puerto Rico government. Currently, the Puerto Rico bond market is experiencing a period of volatility, with Puerto Rico bonds trading at historically lower prices and higher yields. Any future developments in this respect could result in additional interruptions in cash flow on debt payments, which may result in more price volatility, across Puerto Rico securities. There can be no assurance that any additional defaults by the Commonwealth and other Commonwealth instrumentalities will not have an additional adverse impact on the Fund’s net investment income.
The Fund’s ability to achieve its investment objective depends in part on the availability of Puerto Rico obligations. If those obligations are unavailable or are only available at a price unreasonably above their market value or at interest rates inconsistent with the Fund’s investment objective, it may harm the Fund’s performance.
There presently are a limited number of participants in the market for certain securities of Puerto Rico issuers. In addition, certain Puerto Rico securities may have periods of illiquidity. These factors may affect the Fund’s ability to acquire or dispose of such securities, as well as the price paid or received upon such acquisition or disposition.
Credit Risk. Credit risk is the risk that fixed income securities in the Fund’s portfolio will decline in price or fail to make dividend or interest payments when due because the issuer of the security experiences a decline in its financial condition. Changes in an issuer’s credit rating or the market’s perception of an issuer’s creditworthiness may also affect the value of the Fund’s investment in that issuer. The degree of credit risk depends on both the financial condition of the issuer and the terms of the obligation.
Counterparty Risk. The Fund may engage in financial transactions directly with other counterparties. This subjects the Fund to the credit risk that a counterparty will default on an obligation to the Fund. Such a risk contrasts with transactions done through exchange markets, wherein credit risk is reduced through the collection of variation margin and through the interposition of a clearing organization as the guarantor of all transactions. Clearing organizations transform the credit risk of individual counterparties into the more remote risk of the failure of the clearing organization.
Fixed Income Securities Generally. The yield on fixed income securities such as those in which the Fund may invest depends on a variety of factors, including general market conditions for such securities, the financial condition of the issuer, the size of the particular offering, and the maturity, credit quality and rating of the security. Generally, the longer the maturity of those securities, the higher its yield and the greater the changes in its yields both up and down. The market value of fixed income securities normally will vary inversely with changes in interest rates. Such changes in the Fund’s net asset value, in particular, also might affect the price of the Shares. The unique characteristics of certain types of securities may also make them more sensitive to changes in interest rates.
Interest Rate Risk. The value of fixed income securities, such as those in which Fund may invest, generally fall when interest rates rise and rise when interest rates fall. Interest rate risk is the risk that interest rates will rise, and that as a result, the value of the Fund’s investments will fall. Prices of intermediate and long-term fixed income securities generally change more in response to interest rate changes than prices of shorter term fixed income securities. To the extent the Fund invests primarily in intermediate and long-term fixed income securities, the net asset value of the Shares will fluctuate more in response to changes in market interest rates than if the Fund invested primarily in shorter term fixed income securities. The Fund may be subject to a greater risk of rising interest rates due to the current period of historically low rates. A general rise in interest rates has the potential to cause investors to move out of fixed-income securities on a large scale, which may increase redemptions from mutual funds that hold large amounts of fixed-income securities. Heavy redemptions could cause the Fund to sell assets at inopportune times or at a loss or depressed value and could hurt the Fund’s performance.
Extension Risk. Extension risk is the risk that during periods of rising interest rates, the average life of certain types of securities may be extended because of the right of the issuer to defer payments or make slower than expected principal payments. This may lock in a below market interest rate, increase the security’s duration (the estimated period until the security is paid in full) making it more sensitive to changes in interest rates and reduce the value of the security. As a result, in a period of rising interest rates, securities may exhibit additional volatility and may lose value.
Prepayment Risk. Prepayment risk is the risk that during periods of declining interest rates, the issuer of a security may exercise its option to pay principal earlier than scheduled in order to refinance at lower interest rates, forcing the Fund to reinvest in lower yielding securities. Prepayment reduces the yield to maturity and the average life of the security and also increases price fluctuation. This tendency of issuers to refinance debt with high interest rates during periods of declining interest rates may reduce the positive effect of declining interest rates on the market value of the Fund’s securities.
Municipal Securities Market Risk. Municipal securities are obligations, often bonds and notes, issued by or on behalf of states, territories and possessions of the United States and the District of Columbia and their political subdivisions, agencies, authorities and instrumentalities, the interest on which is typically exempt from federal income tax. Under normal circumstances, up to 80% of the Fund’s net assets, plus the amount of any borrowings for investment purposes, will be invested in U.S. municipal securities, which may include investments in BABs and taxable municipal securities (i.e., municipal securities that are generally taxable to non‑Puerto Rico residents). From time to time, proposals to restrict or eliminate the federal income tax exemption from interest on municipal securities are introduced before Congress. Proposals also may be introduced before state legislatures. If such proposals were enacted, the availability of municipal securities and their value would be affected.
Municipal bonds are generally considered riskier investments than Treasury securities. The prices and yields on municipal securities are subject to change from time to time and depend upon a variety of factors, including general money market conditions, the financial condition of the issuer (or other entities whose financial resources are supporting the municipal security), general conditions in the market for tax‑exempt obligations, the size of a particular offering and the maturity of the obligation and the rating(s) of the issue. Contrary to historical trends, in recent years, the market has encountered downgrades, increased rates of default and lower yields on municipal bonds. This is a product of significant reductions in revenues for many states and municipalities as well as residual effects of a generally weakened economy.
Municipal securities risks include the ability of the issuer to repay the obligation, the relative lack of information about certain issuers of municipal securities, and the possibility of future legislative changes which could affect the market for and value of municipal securities. Certain municipal securities, including private activity bonds, are not backed by the full faith, credit and taxing power of the issuer. Additionally, if events occur after the security is acquired that impact the security’s tax‑exempt status, the Fund and its shareholders could be subject to substantial tax liabilities.
Certain of the municipal obligations in which the Fund may invest present their own distinct risks. These risks may depend, among other things, on the financial situation of the government issuer, or, in the case of industrial development bonds and similar securities (including certain bonds offered by the Puerto Rico Industrial, Tourist, Educational, Medical and Environmental Control Facilities Financing Authority), on that of the entity supplying the revenues that are intended to repay the obligations. It is also possible that, as a result of litigation or other conditions, the power or ability of issuers or those other entities to meet their obligations for the repayment of principal and payment of interest may be materially and adversely affected.

The amount of public information available about the municipal securities in the Fund’s portfolio is generally less than that for corporate equities or bonds, and the Fund’s investment performance may therefore be more dependent on the Investment Adviser’s and Subadviser’s analytical abilities. The secondary market for municipal securities, particularly the below investment grade municipal securities in which the Fund may invest, also tends to be less developed or liquid than many other securities markets, which may adversely affect the Fund’s ability to sell its municipal securities at attractive prices.
BABs Risk. The BABs market is smaller and less diverse than the broader municipal securities market. In addition, BABs may experience less liquidity than other types of municipal securities. The number of BABs available in the market is limited and there can be no assurance that BABs will be actively traded. Reduced liquidity may negatively affect the value of the BABs.
Because issuers of direct‑pay BABs held in the Fund’s portfolio receive reimbursement from the U.S. Treasury with respect to interest payment on bonds, there is a risk that those municipal issuers will not receive timely payment from the U.S. Treasury and may remain obligated to pay the full interest due on direct pay BABs held by the Fund. Furthermore, it is possible that a municipal issuer may fail to comply with the requirements to receive the direct‑pay subsidy or that a future Congress may terminate the subsidy altogether.
Certain aspects of the BABs program may be subject to additional Federal or state level guidance or subsequent legislation. For example, the U.S. Internal Revenue Service (“IRS”) or U.S. Treasury could impose restrictions or limitations on the payments received. Aspects of the BABs program for which the IRS and the U.S. Treasury have solicited public comment include, but have not been limited to, methods for making direct payments to issuers, the tax procedural framework for such payments, and compliance safeguards. It is not known what additional procedures will be implemented with respect to direct‑pay BABs, if any, nor is it known what effect such possible procedures would have on the BABs market.
The Fund may invest significantly in BABs and, if it does, the Fund’s net asset value may be more volatile than the value of a more broadly diversified portfolio and may fluctuate substantially over short periods of time. Because BABs do not include certain industries or types of municipal bonds (i.e., tobacco bonds or private activity bonds), there may be less diversification than with a broader pool of municipal securities.
Derivatives Risk. The Fund’s use of derivatives increases the Fund’s exposure to the following risks:

▪	Volatility Risk — A risk of the Fund’s use of derivatives is that the fluctuations in their values may not correlate with the overall securities markets.

▪	Counterparty Risk — Derivatives are also subject to counterparty risk, which is the risk that the other party in the transaction will not fulfill its contractual obligation.

▪
Illiquid Securities Risk — The possible lack of a liquid secondary market for derivatives and the resulting inability of the Fund to sell or otherwise close a derivatives position could expose the Fund to losses and could make derivatives more difficult for the Fund to value accurately.

▪	Valuation Risk — Valuation may be more difficult in times of market turmoil since many investors and market makers may be reluctant to purchase complex instruments or quote prices for them.

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Tax Risk — Certain aspects of the tax treatment of derivative instruments, including swap agreements, are currently unclear and may be affected by changes in legislation, regulations or other legally binding authority. Such treatment may be less favorable than that given to a direct investment in an underlying asset and may adversely affect the timing, character and amount of income the Fund realizes from its investments.

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Regulatory Risk — Derivative contracts, including, without limitation, swaps, currency forwards and non‑deliverable forwards, are subject to regulation under the Dodd-Frank Wall Street Reform and Consumer Protection Act (the “Dodd-Frank Act”) in the United States and under comparable regimes in Europe, Asia and other non‑U.S. jurisdictions. Under the Dodd-Frank Act, certain derivatives are subject to margin requirements and swap dealers are required to collect margin from the Fund with respect to such derivatives. Specifically, regulations are now in effect that require swap dealers to post and collect variation margin (comprised of specified liquid instruments and subject to a required haircut) in connection with trading of over‑the‑counter (“OTC”) swaps with the Fund. Shares of investment companies (other than certain money market funds) may not be posted as collateral under these regulations. Requirements for posting of initial margin in connection with OTC swaps will be phased‑in through at least 2021. In addition, regulations adopted by global prudential regulators that are now in effect require certain bank-regulated counterparties and certain of their affiliates to include in certain financial contracts, including many derivatives contracts, terms that delay or restrict the rights of counterparties, such as the Fund, to terminate such contracts, foreclose upon collateral, exercise other default rights or restrict transfers of credit support in the event that the counterparty and/or its affiliates are subject to certain types of resolution or insolvency proceedings. The implementation of these requirements with respect to derivatives, as well as regulations under the Dodd-Frank Act regarding clearing, mandatory trading and margining of other derivatives, may increase the costs and risks to the Fund of trading in these instruments and, as a result, may affect returns to investors in the Fund.

The Securities and Exchange Commission (the “SEC”) has adopted new regulations governing the use of derivatives by registered investment companies (“Rule 18f‑4”). Rule 18f‑4 has been adopted but will be implemented no earlier than July 2022 (the “Compliance Date”). On and after the Compliance Date, Rule 18f‑4 imposes limits on the amount of derivatives a fund can enter into, eliminates the asset segregation framework currently used by the funds to comply with Section 18 of the 1940 Act, treats derivatives as senior securities so that a failure to comply with the proposed limits would result in a statutory violation and requires funds whose use of derivatives is more than a limited specified exposure amount to establish and maintain a comprehensive derivatives risk management program and appoint a derivatives risk manager.
Special Risks of Hedging Strategies. The Fund may enter into a variety of derivatives including securities options, financial future contracts, options on future contracts and other interest rate protection transactions such as swap agreements, to attempt to hedge its portfolio of assets and enhance its return. Successful use of most derivative instruments depends upon the Investment Adviser’s or Subadviser’s ability to predict movements of the overall securities and interest rate markets. There can be no assurance that any particular hedging strategy will succeed, or that the Fund will employ such strategy with respect to all or any portion of its portfolio. Some of the derivative strategies that the Fund may use to enhance its return are riskier than its hedging transactions and have speculative characteristics.
Mortgage-Backed Securities Risk. Mortgage-backed securities (residential and commercial) represent interests in “pools” of mortgages. Mortgage-backed securities have many of the risks of traditional debt securities but, in general, differ from investments in traditional debt securities in that, among other things, principal may be prepaid at any time due to prepayments by the obligors on the underlying obligations. As a result, the Fund may receive principal repayments on these securities earlier or later than anticipated by the Fund. In the event of prepayments that are received earlier than anticipated, the Fund may be required to reinvest such prepayments at rates that are lower than the anticipated yield of the prepaid obligation. The rate of prepayments is influenced by a variety of economic, geographic, demographic and other factors, including, among others, prevailing mortgage interest rates, local and regional economic conditions and home owner mobility. Generally, prepayments will increase during periods of declining interest rates and decrease during periods of rising interest rates. The decrease in the rate of prepayments during periods of rising interest rates results in the extension of the duration of mortgage-backed securities, which makes them more sensitive to changes in interest rates and more likely to decline in value (this is known as extension risk).

CMO Risk. CMOs exhibit similar risks to those of mortgage-backed securities but also present certain special risks. CMOs are created by dividing the principal and interest payments collected on a pool of mortgages into several revenue streams (“tranches”) with different priority rights to portions of the underlying mortgage payments. Certain CMO tranches may represent a right to receive interest only (“IOs”), principal only (“POs”) or an amount that remains after floating-rate tranches are paid (an “inverse floater”). CMO classes may be specially structured in a manner that provides a variety of investment characteristics, such as yield, effective maturity and interest rate sensitivity. As market conditions change, however, particularly during periods of rapid or unanticipated changes in interest rates, the ability of a CMO class to provide the anticipated investment characteristics and performance may be significantly reduced. If the Fund invests in CMO tranches (including CMO tranches issued by government agencies) and interest rates move in a manner not anticipated by Fund management, it is possible that the Fund could lose all or substantially all of its investment. These changes may result in volatility in the market value, and in some instances reduced liquidity, of the CMO class.
Asset-Backed Securities Risk. Asset-backed securities represent interests in “pools” of assets, including consumer loans or receivables held in trust. The receivables supporting asset-backed securities are generally automobile and credit card receivables, but may also consist of other types of obligations. Asset-backed securities and the underlying receivables are not generally insured or guaranteed by any government agency. However, in certain cases, such securities are collateralized by loans guaranteed by the U.S. Small Business Administration (“SBA”). The SBA is an independent agency of the United States. Asset-backed securities present risks similar to those of mortgage-backed securities. However, in the case of many asset-backed securities, the prepayment rates on the underlying assets have historically been less influenced by market interest rate fluctuations and therefore, have been more stable. The frequent absence of a government guarantee creates greater exposure to the credit risk on the underlying obligations and depending on the structure, the credit risk of the sponsor of such obligations.
Asset-backed securities entail certain risks not presented by mortgage-backed securities, including the risk that in certain states it may be difficult to perfect the liens securing the collateral backing certain asset-backed securities. In addition, certain asset-backed securities are based on loans that are unsecured, which means that there is no collateral to seize if the underlying borrower defaults.
Repurchase Agreements Risk. The Fund may also engage in repurchase agreements, which are transactions in which the Fund purchases a security from a counterparty and agrees to sell it back at a specified time and price in a specified currency. If a repurchase agreement counterparty defaults, the Fund may suffer time delays and incur costs or possible losses in connection with the disposition of the securities underlying the repurchase agreement. In the event of a default, instead of the contractual fixed rate of return, the rate of return to the Fund will depend on intervening fluctuations of the market values of the underlying securities and the accrued interest thereon. In such an event, the Fund would have rights against the respective counterparty for breach of contract with respect to any losses resulting from those market fluctuations following the failure of such counterparty to perform.
Leverage Risk. The Fund borrows money from banks to buy securities and pledge its assets in connection with the borrowing. If the interest expense of the borrowing is greater than the return on the securities bought, the use of leverage will decrease the return to shareholders in the Fund. Use of leverage also tends to magnify the volatility of the Fund’s returns. The greater the use of leverage by the Fund, the greater the risk of the volatility of the Fund’s returns. In addition, because the fees received by the Investment Adviser and Subadviser are based on the average daily gross assets (including any assets attributable to borrowings), the Investment Adviser and the Subadviser have a financial incentive for the Fund to use certain forms of leverage, which may create a conflict of interest between the Investment Adviser and the Subadviser on the one hand, and the shareholders on the other hand.
Illiquid Investments Risk. The Fund may invest up to an aggregate amount of 15% of its net assets in illiquid investments. An illiquid investment is any investment that the Fund reasonably expects cannot be sold or disposed of in current market conditions in seven calendar days or less without the sale or disposition significantly changing the market value of the investment. There presently are a limited number of participants in the market for certain Puerto Rico securities or other securities or assets that the Fund may own. That and other factors may cause certain securities to have periods of illiquidity. Illiquid securities include, among other things, securities subject to legal or contractual restrictions on resale that hinder the marketability of the securities.
Additional Risks
Lower-Rated and Below Investment Grade Securities Risk. The Fund intends to invest at least 95% of its assets in fixed-income securities that, at the time of purchase, are rated “investment grade,” that is, rated “AAA,” “AA,” “A” or “BBB” by S&P Global Ratings, a business unit of Standard Poor’s Financial Services LLC (“S&P”), rated “Aaa,” “Aa,” “A” or “Baa” by Moody’s Investors Service, Inc. (“Moody’s”), or rated “AAA,” “AA,” “A” or “BBB” by Fitch, Inc. (“Fitch”), without regard to any gradations within such categories, or within the four highest investment grade categories (without regard to any gradations within such categories) by any other nationally recognized statistical rating organization, or, if not rated, are considered by the Investment Adviser to be of comparable credit quality. Obligations rated in the lowest investment grade category (“BBB” by S&P, “Baa” by Moody’s or “BBB” by Fitch, without regard to any gradations within such categories) are generally regarded as having adequate capacity to pay interest and repay principal, but may have some speculative characteristics. Obligations rated below investment grade (i.e., below “BBB‑” by S&P, “Baa3” by Moody’s or “BBB‑” by Fitch) (commonly referred to as “junk bonds”), in which the Fund may invest up to 5% of its assets, may have speculative characteristics, including the possibility of default or bankruptcy of the issuers of such securities, market price volatility based upon interest rate sensitivity, questionable creditworthiness and relative illiquidity of the secondary trading market. Because lower-rated bonds have been found to be more sensitive to adverse economic changes or individual corporate developments and less sensitive to interest rate changes than higher-rated investments, an economic downturn could disrupt the market for lower-rated bonds and adversely affect the value of outstanding bonds and the ability of issuers to repay principal and interest. In addition, in a declining interest rate market, issuers of lower-rated bonds may exercise redemption or call provisions, which may force the Fund, to the extent it owns such securities, to replace those securities with lower yielding securities. This could result in a decreased return. After the Fund has purchased a security, it may cease to be rated or its rating may be reduced below the minimum required for purchase by the Fund. In addition, it is possible that S&P, Moody’s, Fitch and other ratings agencies might not change their ratings of a particular security to reflect subsequent events.
When-Issued Securities and Delayed Delivery Transactions Risk. The purchase of securities on a when-issued or delayed delivery basis involves the risk that, as a result of an increase in yields available in the marketplace, the value of the securities purchased will decline prior to the settlement date. The sale of securities for delayed delivery involves the risk that the prices available in the market on the delivery date may be greater than those obtained in the sale transaction. At the time the Fund enters into a transaction on a when-issued or delayed delivery basis, it will segregate cash or liquid instruments with a value not less than the value of the when-issued or delayed delivery securities. The value of these assets will be monitored daily to ensure that their marked‑to‑market value will at all times exceed the corresponding obligations of the Fund. There is always a risk that the securities may not be delivered and the Fund may incur a loss.
Dollar Rolls Risk. The Fund may enter into dollar rolls, in which the Fund sells mortgage-backed or other securities for delivery in the current month and simultaneously contracts to purchase substantially similar securities on a specified future date. In the case of dollar rolls involving Mortgage-Backed Securities, the Mortgage-Backed Securities that are purchased will be of the same type and will have the same interest rate as those sold, but will be supported by different pools of mortgages. The Fund forgoes principal and interest paid during the roll period on the securities sold in a dollar roll, but the Fund is compensated by the difference between the current sales price and the lower price for the future purchase and through the receipt of fee income equivalent to a lower forward price.

Dollar rolls will generally be considered to be leverage and accordingly, will be subject to the Fund’s limitations on leverage, which will restrict the aggregate of such transactions, together with the issuance of fixed income securities, to 33 1⁄3% of the Fund’s total assets immediately after the issuance. In addition, certain of the dollar rolls entered into by the Fund will be arbitrage transactions in which the Fund will maintain an offsetting position in securities that mature on or before the settlement date on the related dollar roll. The Investment Adviser believes that such arbitrage transactions do not present the risks to the Fund that are associated with other types of leverage.
Call Rights Risk. The Fund may purchase a Puerto Rico Security or other Municipal Obligation issuer’s right to call all or a portion of such obligation for mandatory tender for purchase (a “Call Right”). A holder of a Call Right may exercise such right to require a mandatory tender for the purchase of related obligations, subject to certain conditions. A Call Right that is not exercised prior to the maturity of the related obligation will expire without value. The economic effect of holding both a Call Right and the related obligation is identical to holding an obligation as a non‑callable security.
Short Sales Risk. The Fund may engage in short sales of securities “against the box” to defer realization of gains or losses for tax or other purposes. A short sale “against the box” occurs when the Fund owns an equal amount of the securities sold short or owns securities convertible into or exchangeable, without payment of any further consideration, for securities of the same issue as, and equal amount to, the securities sold short.
Temporary Borrowings. The Fund is permitted to borrow up to 5% of the Fund’s total assets from banks, including affiliates of the Fund, or other financial institutions for temporary or emergency purposes, including to meet redemptions of the Shares. If borrowings are made on a secured basis, the custodian will segregate the pledged assets of the Fund for the benefit of the lender or arrangements will be made with a suitable sub‑custodian, which may include the lender. Such pledged assets may therefore not be sold by the Fund, even if it would otherwise be advisable to do so.
Changes in Applicable Law. On May 24, 2018, President Trump signed into law the Economic Growth, Regulatory Relief, and Consumer Protection Act (Pub. L. No. 115‑174), which contains an amendment to the 1940 Act, to repeal the exemption from its coverage of investment companies created under the laws of Puerto Rico, the U.S. Virgin Islands, or any other U.S. possession. The bill amends the 1940 Act by eliminating the exemption provided to U.S. possessions under its Section 6(a)(1). The repeal of the exemption will take effect on or about May 24, 2021 and it is for this reason that the Fund has registered under the 1940 Act.
Recognizing the aforementioned amendment to the 1940 Act, on September 4, 2019 the Puerto Rico Treasury Department (“PRTD”) issued Administrative Determination No. 19‑04 (“AD No. 19‑04”). Said pronouncement provides that to the extent an investment company that also has its principal office in Puerto Rico is registered with the SEC under the 1940 Act, such investment company and its investors will enjoy the benefits included in the Puerto Rico Internal Revenue Code of 2011, as amended (“Puerto Rico Code”), as if such investment company were registered under the Puerto Rico Investment Companies Act of 2013 or the Puerto Rico Investment Companies Act of 1954, as amended.
On August 14, 2020, the Governor of Puerto Rico signed into law Act No. 107‑2020 and known as the “Puerto Rico Municipal Code of Puerto Rico” (the “PRMC”). In general, the PRMC codifies into one piece of legislation different laws related to the administration and powers of the municipalities, including the imposition of municipal taxes such as municipal license taxes and property taxes. In terms of municipal taxation, the PRMC repealed the Municipal Property Tax Act of 1991, as amended, and the Municipal License Tax Act of 1974, as amended, and such taxes are now imposed under the PRMC. The PRMC became effective immediately upon its enactment.
Political and Other Risk. Political, legal or regulatory developments in Puerto Rico and in the United States or changes in the applicability of existing laws to the Fund could adversely affect the tax‑exempt status of interest paid on securities or the tax‑exempt status of that portion of the Fund’s dividends that are tax‑exempt. These developments could also cause the value of the Fund’s investments and therefore, the Shares, to fall or jeopardize the continued viability of the Fund, resulting, in either case, in a possible loss to shareholders.
Changes in United States tax law; no US federal tax ruling. Under regulations issued under Section 937(b) of the U.S. Internal Revenue Code of 1986, as amended (the “U.S. Code”), income that is otherwise treated as income from sources within Puerto Rico under the general source of income rules is treated as income from sources outside Puerto Rico and not excludable from gross income under Section 933 of the U.S. Code if it consists of income derived in a “conduit arrangement.” Based on the current language of the regulations and the guidance offered therein, an investment in the Shares would not be expected to be considered a conduit arrangement, and in accordance with this interpretation, the source of dividends on the Shares would be expected to be treated as income from sources within Puerto Rico. The Fund does not plan to request a ruling from the IRS with respect to the U.S. federal income tax treatment to be accorded to an investment in the Shares, and no assurance can be given that the IRS or the courts will agree with the tax treatment described herein. You should read carefully the section entitled “Dividends and Taxes” herein for a more detailed description of the tax implications an investment the Shares entails. You should also consult your tax advisor about your tax situation.
U.S. Federal tax law; FATCA rules. Sections 1471 through 1474 of the U.S. Code (commonly known as “FATCA”) interpreted by the corresponding regulations, impose a 30% withholding tax at the source upon most payments of U.S. source income made to certain “foreign financial institutions” or “non‑financial foreign entities” (each, a “NFFE”), unless certain certification and reporting requirements are satisfied by such NFFE, including providing information with respect to its respective investors. The regulations issued by the U.S. Treasury and the IRS, provide that the Fund is to be treated as a NFFE. Accordingly, the Fund will be required to provide the payors of such income (except with respect to certain grandfathered obligations) certain information with respect to its investors, and the payors would have been required to disclose such information to the IRS. However, the Fund elected to be treated as a direct reporting NFFE and, as such, it is required to provide such information directly to the IRS (instead of providing it to such payors) by filing Form 8966 with the IRS on or before March 31st of each year.
If the Fund were to be unable to provide such investor information to its payors or otherwise fail or be unable to comply with the legal and regulatory requirements of the U.S. Code, the Fund’s U.S. source income may be reduced, inasmuch as it would be subject to such 30% withholding tax at the source. This reduction may negatively affect the amount of dividends that may be distributed by the Fund or the Fund’s net asset value.
U.S. Federal tax law; 30% withholding on dividends from sources within the U.S. Dividends from sources within the United States received by the Fund may qualify for a 10% U.S. federal income tax rate if it meets certain requirements of the U.S. Code. If the Fund claims the application of the 10% rate and does not meet these requirements, then the dividends would be subject a 30% U.S. federal income tax.
Loss of Tax Benefits Risk. Shareholders of the Fund (“Shareholders”) who cease to be Puerto Rico Investors (as defined below) may lose certain tax benefits that had previously been available to them and Fund distributions will likely be taxable for such Shareholders.

Managing Your Fund Account
The Fund offers two classes of Shares—Class A shares and Class P shares. The offering of Class A shares has not commenced as of the date of this prospectus.
UBS Financial Services Inc. (the “Distributor”) may limit purchases of Shares by any employee benefit plan (whether or not such employee benefit plan is subject to the Employee Retirement Income Security Act of 1974, as amended, or to Section 4975 of U.S. Code or to any comparable provisions of any subsequent law).
IRA accountholders may only invest in the Fund by opening an individual retirement account with the UBS Puerto Rico IRA Trust and directing it to make such investment on their behalf. The UBS Puerto Rico IRA Trust may only invest in the Fund for the accounts of IRA accountholders who are individuals whose principal residence is in Puerto Rico. IRA accountholders of the UBS Puerto Rico IRA Trust are strongly encouraged to review the disclosure statement and adoption agreement provided to them by the UBS Puerto Rico IRA Trust upon opening a regular individual retirement account or a non‑deductible individual retirement account (individually and collectively referred to as IRA or IRAs, respectively), which contains information relating to the terms and conditions as well as the fees, expenses, and penalties applicable to such IRA.
Class A Shares
Class A Shares will be sold at net asset value next calculated after the purchase order is placed, plus an initial sales charge of up to 3.75%. Class A Shares are subject to an annual distribution and shareholder servicing fee, payable monthly, of 0.25% of the average daily net assets of the Class A Shares. The initial sales charge may be reduced or waived for certain purchases.
Class A Shareholders will pay a redemption fee of 1.00% on redemptions and exchanges, including exchanges between affiliated investment companies, made within 60 days of purchase based on net asset value at the time of redemption. The redemption fee will not apply to Class A Shares acquired through dividend reinvestments if they are being redeemed as part of an exchange between affiliated investment companies.
The sales charges applicable to purchases of Class A shares of the Fund are as follows:

Class A Shares Sales Charges
Amount of Investment	% of Offering Price	% of Amount Invested	Dealer’s Reallowance As a % of Offering Price
Less than $50,000	3.75%	3.90%	3.50%
$50,000 — $99,999	3.50%	3.63%	3.25%
$100,000 — $249,999	3.25%	3.36%	3.00%
$250,000 — $499,999	2.75%	2.83%	2.50%
$500,000 — $999,999	2.25%	2.30%	2.00%
$1,000,000 and over	1.50%	1.52%	1.25%
The sales charges shown above apply to aggregate purchases of Class A shares by any individual, his or her spouse and children under age 21 whose principal residence is within Puerto Rico purchasing shares for his or her own account(s). To determine whether you qualify for a reduction or waiver of sales charges, see “Class A Shares Sales Charge Reductions – Right of Accumulation” and “Initial Sales Charge Waivers.”

Class A Shares Sales Charge Reductions – Right of Accumulation
You may be eligible for a reduced sales charge by aggregating the dollar amount of new purchases of Class A shares together with the value (using the higher of the purchase price or the current net asset value) of your existing Class A shares or Class A, B, C, P and Y shares of certain other UBS‑sponsored funds (including Multi-Select Securities Fund for Puerto Rico Residents) that you already hold and applying the sales charge applicable to such aggregate dollar amount per the above schedule under “The Class A Shares” (the “Right of Accumulation”).
Class A Shares Initial Sales Charge Waivers
Investors should inquire as to the availability of sales charge waivers prior to making an investment. You will qualify for a sales charge waiver on sales of Class A shares if you:

●
represent that the purchase of Class A shares will be made with the proceeds from the redemption or sale of Class A, B, C, P or Y shares of any investment company registered under the 1940 Act for which UBS Global Asset Management or any of its affiliates serves as principal underwriter or of Multi-Select Securities Fund for Puerto Rico Residents;

●	originally paid a front‑end sales charge on the redeemed shares;

●	notified the Distributor (defined below) prior to such redemption or sale; and

●	purchase the Class A Shares within 60 days of such redemption or sale. (Pending such purchase, the redemption or sale proceeds must be held in cash or cash equivalents.)
You will also qualify for a sales charge waiver on purchases of Class A Shares in the following circumstances:

●	You are an employee of UBS AG or its subsidiaries or are a member of the employee’s immediate family;

●	You are a shareholder of any other investment company in connection with the combination of such company with the Fund by merger, acquisition of assets or otherwise;

●	You acquired your Class A Shares through reinvestment of capital gains distributions and dividends;

●	If your financial intermediary is currently affiliated with the Distributor and was formerly employed as an investment executive with a competing brokerage firm;

●	you were the financial intermediary’s client at the competing brokerage firm;

●
within 90 days of buying Class A Shares, you sell shares of one or more mutual funds that were principally underwritten by the competing brokerage firm or its affiliates, and you either paid a sales charge to buy those shares, pay a contingent deferred sales charge when selling them or held those shares until the contingent deferred sales charge was waived; and

●	you purchase an amount of Class A Shares that does not exceed the total amount of money you received from the sale of the other mutual fund; or

●	You have redeemed Class A Shares after holding such shares for at least 60 days before redeeming and wish to reinvest those redemption proceeds in the Fund within 60 calendar days of the redemption.

●
The purchase is made by or on behalf of financial intermediaries for clients that pay the financial intermediaries’ fees in connection with fee‑based programs, provided that the financial intermediaries or their trading agents have entered into special arrangements with the Fund and/or the Distributor specifically for such purchases.

In order to obtain such waivers, you must provide sufficient information at the time of purchase to permit verification that the purchase qualifies for the applicable waiver. The Fund reserves the right to modify the waiver criteria described above upon sixty days’ advance notice to shareholders.
Class P Shares
Class P Shares will be sold at net asset value next calculated after the purchase order is placed. Class P Shares are not subject to an annual distribution and shareholder servicing fee.
Buying Shares
Anti-Money Laundering Requirements. To help the U.S. government fight the funding of terrorism and money laundering activities, U.S. federal law requires all financial institutions to obtain, verify, and record information that identifies each person who opens an account.
When you apply to open an account, your financial intermediary will ask for your name, address, date of birth and other identifying information. Your financial intermediary may also ask to see your driver’s license or other identifying documents. If you do not provide the information requested, your financial intermediary may not be able to open or maintain your account.
Purchasing Fund Shares. Shares must be purchased through a brokerage account maintained with the Distributor, or with a dealer that has entered into a selected dealer agreement with the Distributor.
The Distributor and certain dealers may charge their clients an annual account maintenance fee.
Purchase orders for Shares are priced according to the net asset value next determined after the order is placed, calculated daily as of the close of trading on the New York Stock Exchange. The Fund is deemed to have received a purchase or redemption order when the Distributor or selected dealer receives the order in “good form” in accordance with the policies of the Distributor or dealer, as applicable. It is the responsibility of such financial institution to send your order to the Fund promptly. Payment is due three business days after the day on which the order is priced and the purchase will be settled as of that day. Payments received in advance of such date will not be invested until the next calculation of the Fund’s daily pricing occurs. Payments will be held in your brokerage account until such time as they are invested in the Fund. A business day is any day that the New York Stock Exchange is open for trading and the Federal Reserve Bank of New York and banks in San Juan Puerto Rico are open for business.
Shares purchased through the Distributor or other dealer may be held by such entity as nominee for each shareholder.
The Fund and the Distributor reserve the right to reject a purchase order or suspend the offering of Fund shares.
Minimum Investments and Account Size
Shares are available only to purchasers meeting the initial investment requirement of $10,000 for Class A and Class P and are subject to a minimum balance requirement of $500. Subsequent purchases of Shares must be made in amounts of at least $100 for Class A and Class P. These minimum investment requirements are not applicable to purchases of Shares made by the UBS Puerto Rico IRA Trust.
Exchanges from One Investment Company to Another
You may exchange shares of Multi-Select Securities Fund for Puerto Rico Residents for Shares without charge by contacting a financial intermediary or dealer, except that a redemption fee of 1.00% will be applicable for exchanges made within 60 days of the initial purchase.

You may effect an exchange through a financial intermediary by written request. Your letter must include:

●	your name and address;

●	the name of the affiliated investment company whose shares you are selling and the class of shares;

●	your account number;

●	the number or dollar amount of shares to be sold; and

●	the signature of each registered owner exactly as the shares are registered.
The Fund reserves the right to modify this exchange privilege upon sixty days’ advance notice to shareholders.
Dividend Reinvestment
You will receive dividends in additional Shares, unless you elect to receive them in cash. Contact your Financial Advisor at UBS Financial Services Inc. or your selected securities dealer if you prefer to receive dividends in cash.
Redeeming Shares
You may redeem for cash all full and fractional Shares one each day that the New York Stock Exchange is open for trading and the Federal Reserve Bank of New York and banks in Puerto Rico are open for business at the price equal to the next calculated net asset value per Share after your order is received in “good form” meeting the requirements set forth under “Redemption Procedure” below. Redemption orders received on a redemption date after the calculation of the Fund’s net asset value on that date, will be effected on the next occurring redemption date at the Share price calculated on that date. Payment will generally be made within seven days after request are received in “good form,” but in any event, within seven days.
You may request a redemption in either oral (by phone) or written form, provided that any dealer reserve the right to require such proof of ownership or other documentation as they deem appropriate. All redemption orders, including telephone redemptions, must be made through a financial intermediary. The value of Shares at the time of redemption may be more or less than your initial cost, depending on the market value of the securities held by the Fund at such time.
If you hold more than one Share, redemption requests must specify the number of Shares you wish to redeem. In the event of a failure to so specify, or if you own fewer Shares than specified, the redemption request will be delayed until you provide further instructions to your financial intermediary or other selected securities dealer. Certain redemptions may be subject to a redemption fee. The proceeds of redemption will be satisfied solely out of the assets of the Fund, the sale of such assets or borrowings by the Fund.
The Fund may suspend redemption privileges during periods when Puerto Rico or U.S. banks or the New York Stock Exchange are closed, trading on the New York Stock Exchange is restricted, or when an emergency exists that makes it not reasonably practicable for the Fund to dispose of securities owned by it or to determine fairly the market value of its assets.
Under normal and stressed market conditions, the Fund typically expects to meet redemption requests by using cash or cash equivalents in its portfolio or by selling portfolio assets to generate additional cash.

Redemption Procedure
You may redeem Shares only through your financial intermediary or other securities dealer, as applicable. If you submit your redemption request in writing, your request must include:

●	the name of the Fund, Shares class and amount of Shares you want to redeem;

●	your account number; and

●	the signature of each registered owner exactly as the Shares are registered.
The financial intermediary or dealer may establish certain procedures for telephone or other redemption orders.
Unless you direct your financial intermediary or dealer otherwise, payment will be credited to your account within seven days of receipt of a proper notice of redemption as set forth above.
A financial intermediary or dealer may require additional supporting documents for redemptions made by corporations, executors, administrators, trustees or guardians. A redemption request will not be deemed properly received until the financial intermediary or dealer, receive all required documents in a timely manner and in good form pursuant to the requirement described above.
Redemption Fees
If you exchange Class A Shares within specified periods after you purchase them, a redemption fee may be applicable, to be deducted at the time of the transaction as described above. The redemption fee is designed to offset the costs associated with fluctuations in the Fund’s asset levels and cash flow. Class A Shares held the longest by the redeeming shareholder will be redeemed first for purposes of calculating the redemption fee.
Additional Information
It costs the Fund money to maintain shareholder accounts. Therefore, the Fund and dealers reserve the right to redeem all Shares in any Fund account that has a net asset value of less than $500. If the Fund elects to do this with your account, it will notify you that you can increase the amount invested to the applicable required amount or more within 60 days. This notice may appear on your account statement.
If you want to redeem Shares that you recently purchased by check, the Fund may delay payment to assure that it has received good payment. This can take up to 15 days.
Frequent Purchases and Redemptions and Market Timing
The Fund is intended for long-term investors. The interests of the Fund’s long-term shareholders and its ability to manage its investments may be adversely affected when its shares are repeatedly bought and sold in response to short-term market fluctuations—also known as “market timing.” Market timing may cause the Fund to have difficulty implementing long-term investment strategies, because it cannot predict how much cash it will have to invest. Market timing also may force the Fund to sell portfolio securities at disadvantageous times to raise the cash needed to buy a market timer’s Shares. These factors may hurt the Fund’s performance and its shareholders. The Fund, assesses redemption fees on redemptions and/or exchanges within certain periods in order to protect the Fund from the costs of short-term or frequent trading.
The Fund presently does not have any policies or execute any procedures, other than short-term redemption fees, to monitor short-term or frequent trading activity and, as a result, the Fund remains subject to the above-mentioned risks.

Distribution Arrangements
The Fund has adopted a distribution and shareholder servicing plan with respect to the Class A Shares (the “Plan”) pursuant to Rule 12b‑1 under the 1940 Act. UBS Financial Services Inc. acts as distributor (previously defined as the “Distributor”) of Shares under a distribution contract with the Fund (the “Distribution Contract”) that requires the Distributor to use its best efforts, consistent with its other business, to sell Class A Shares. The Distributor is located at 1000 Harbor Blvd, 3rd Floor, Weehawken, NJ 07086. Payments from the Fund to compensate the Distributor for certain expenses incurred in connection with its activities in providing certain shareholder and account maintenance services are authorized under the Distribution Contract and made in accordance with the Plan. Separately, the Fund has agreed to reimburse certain dealers’ expenses incurred in retaining an independent agent to provide customer recordkeeping and certain other services to the dealers.
Under the Plan, the Fund pays the Distributor a fee for distribution and shareholder services, computed weekly and payable monthly. The Fund currently pays a monthly fee to the Distributor at the annual rate of 0.25% of its net assets.
Under the Plan, the Distributor primarily uses the service portion of the fee to pay for shareholder servicing performed by the Distributor (or other dealers). The Distributor offsets its expenses in servicing and maintaining shareholder accounts including expense for telephone and other communications services. The Distributor uses the distribution portion of the fee under the Plan as compensation to the sales personnel and to other dealers for selling Class A Shares and to offset the Fund’s marketing costs attributable to the Class A Shares, such as preparation, printing and distribution of sales literature, advertising and prospectuses to prospective investors and related overhead expenses, such as employee salaries and bonuses and telephone and other communications expenses. The Distributor (and other dealers) compensate financial intermediaries when Shares are purchased by investors, as well as on an ongoing basis.
The Plan and distribution agreement specify that the Fund must pay service and distribution fees to the Distributor for its activities, not as reimbursement for specific expenses incurred. Therefore, even if the Distributor’s expenses exceed the service or distribution fees it receives, the Fund will not be obligated to pay more than those fees. On the other hand, if the Distributor’s expenses are less than such fees, it will retain the full fees and realize a profit. Expenses in excess of service and distribution fees received or accrued through the termination date of the Plan will be the Distributor’s sole responsibility and not that of the Fund. The Plan will be submitted each year for approval by the Board, including a majority of the directors who are not “interested persons,” as defined in Section 2(a)(19) of the 1940 Act (the “Independent Directors”) and who have no direct or indirect financial interest in the operation of the Plan or any agreement related to the Plan. As these fees are paid out of the Fund’s assets on an ongoing basis, over time these fees will increase the cost of your investment.
The Investment Adviser may pay its affiliate, the Distributor, from its own resources additional compensation in connection with the sale of Shares in consideration of distribution, marketing support and other services at an annual rate of 0.05% (5 basis points) of the value of the net assets invested in the Fund to be paid on a quarterly basis (although the Distributor may choose not to receive such payments, or receive a reduced amount, on assets held in certain types of accounts or wrap fee advisory programs).

Investment Advisory and Other Arrangements
Investment Advisory Contract
Subject to the oversight of the Board of Directors, investment advisory services are provided to the Fund by the Investment Adviser, UBS Asset Managers of Puerto Rico, a division of UBS Trust Company of Puerto Rico, pursuant to an investment advisory contract (the “Advisory Agreement”). The Investment Adviser is registered as an “adviser” under the U.S. Investment Advisers Act of 1940. As compensation for its investment advisory services and pursuant to the Advisory Agreement, the Fund pays the Investment Adviser an advisory fee at an annual rate of 0.75% of the Fund’s average daily gross assets. For the year ended, December 31, 2021, the Fund paid the Investment Adviser a fee, net of any applicable waivers and/or reimbursements, equal to 0.71% of the Fund’s average daily net assets.
As of December 31, 2021, UBS Asset Managers of Puerto Rico serves as investment adviser or co‑investment adviser to funds with combined portfolio assets of approximately $2.2 billion. UBS Trust Company of Puerto Rico, an affiliate of the Fund and UBS Financial Services Inc., is a trust company organized and validly existing under the laws of Puerto Rico.
Sub‑Advisory Agreement
The Advisory Agreement authorizes the Investment Adviser to retain one or more sub‑advisers for the management of the Fund and the Investment Adviser has entered into a sub‑advisory agreement (the “Subadvisory Agreement”) with Nuveen Asset Management, LLC (“NAM” or as previously defined, the “Subadviser”) with respect to the Fund. Subject to the supervision of the Board of Directors, the Investment Adviser oversees the investment advisory services provided by the Subadviser. Pursuant to the Subadvisory Agreement, and under the supervision of the Investment Adviser and the Board of Directors, the Subadviser is responsible for the day‑to‑day investment management of the US Portion. The Investment Adviser monitors and evaluates the Subadviser’s performance, and oversees the Subadviser’s compliance with the Fund’s investment objective, policies and restrictions. The Investment Adviser (not the Fund) pays the Subadviser a fee up to 0.25% of the average daily gross assets of the U.S. Portion.
A discussion of the basis for the approval by the Board of Directors of the Advisory Agreement and the sub‑advisory agreement between the Investment Adviser and the Sub‑Adviser with respect to the Fund was included in the Fund’s semi-annual shareholder report for the period ended June 30, 2021.
UBS Trust Company of Puerto Rico, the Fund’s administrator (the “Administrator”) and the Fund have entered into an Expense Limitation and Reimbursement Agreement (the “Expense Limitation Agreement”), whereby the Administrator will pay the Fund’s Other Expenses in order to ensure that Net Total Operating Expenses (excluding distribution and service (12b‑1) fees, taxes, leverage, interest, brokerage commissions, dividends or interest expenses on short positions, acquired fund fees and expenses and extraordinary expenses) after Fee Waivers and/or Expense Reimbursements do not exceed 1.00% of average daily gross assets per annum with respect to Class A Shares and 1.00% of average daily gross assets per annum with respect to Class P Shares. The Fund may have to repay some of these waivers and/or reimbursements during the following three years. Any such repayment period is limited to three years from the date of the waiver/reimbursement. Any repayment by the Fund to the Administrator will not cause the Fund’s expenses to exceed (i) the expense limitation at the time the fees are waived and (ii) the expense limitation in effect at the time of such reimbursement. The Expense Limitation Agreement is effective through June 30, 2023 and may be terminated upon 30 days’ notice by a majority of the non‑interested directors of the Fund or by a vote of a majority of the outstanding voting securities of the Fund.

Portfolio Managers
Leslie Highley, Jr. and Javier Rodriguez are the portfolio managers of the Investment Adviser for the Fund and are primarily responsible for the day‑to‑day management of the Fund’s portfolio.
Mr. Highley has been a Managing Director of UBS Trust Company of Puerto Rico since 2006 and a Senior Vice President of the Puerto Rico Investors Tax‑Free Family of Funds since inception in 1995. From 1985 to 1993, Mr. Highley was the President of Dean Witter Puerto Rico, Inc. and a senior officer responsible for Corporate and Public Finance. Prior thereto, he was Executive Vice President of the Government Development Bank for Puerto Rico where he managed Investment and Treasury Operations, and also supervised Private Lending and the issuance of all Puerto Rico Government debt from 1977 to 1985.
Javier Rodriguez has been a Director of UBS Asset Managers of Puerto Rico since 2012, Divisional Assistant Vice President, trader, and portfolio manager of UBS Trust PR since 2003. From 2002 to 2003 Mr. Rodriguez was financial analyst with UBS Trust PR. Prior to thereto he was a financial analyst with Popular Asset Management of Puerto Rico from 1998 to 2002.
Daniel J. Close, CFA and Kristen M. DeJong, CFA serve as the NAM portfolio managers for the US Portion of the Fund.
Mr. Close currently is the lead portfolio manager for NAM’s taxable municipal strategies. He manages several state-specific municipal bond strategies and institutional portfolios. He also serves as portfolio manager for national closed‑end funds. He joined Nuveen Investments in 2000 as a member of Nuveen’s product management and development team. He then served as a research analyst for Nuveen’s municipal investing team, covering corporate-backed, energy, transportation and utility credits. He received his B.S. in Business from Miami University and his MBA from Northwestern University’s Kellogg School of Management. Mr. Close has earned the Chartered Financial Analyst designation.
Ms. DeJong is a portfolio manager at NAM, responsible for managing taxable municipal fixed income strategies for customized institutional portfolios. Ms. DeJong began her career in the investment industry in 2005 and joined the firm in 2008. Prior to her current role, she served as a senior research analyst for Nuveen’s municipal fixed income team, responsible for conducting credit analysis and providing trade recommendations for separately managed accounts. Previously, she worked as a research associate at Nuveen in the wealth management services area, where she provided research and developed reports on various topics involving retirement, tax and investment planning. Before joining the firm, she was a financial advisor at Ameriprise Financial. Ms. DeJong graduated with a B.S. in Business from Miami University in Ohio. She holds the CFA designation and is a member of the CFA Institute and the CFA Society of Chicago. Ms. DeJong is also a past president of the Chicago Municipal Analysts Society and a former board member of the National Federation of Municipal Analysts.
Legal Proceedings
The Fund and its Board of Directors are subject to legal proceedings, claims, and litigation arising in the ordinary course of business. While the outcome of these matters is currently not determinable, management does not expect that the ultimate outcome of these matters will have a material adverse effect on the Fund’s financial position, results of operations or cash flows. UBS AMPR management has informed the Fund of its belief that the resolution of such matters is not likely to have a material adverse effect on the ability of UBS AMPR to perform under their respective contracts with the Fund.
On February 5, 2014, a shareholder derivative action was filed in Puerto Rico Commonwealth court against various nominal defendants (including the Fund), UBS Financial Services Inc., and UBS Financial Services Puerto Rico, all current and certain former Fund directors, alleging that the Fund suffered hundreds of millions of dollars in losses due to alleged mismanagement, concealment of conflicts of interest, and improper recommendations by certain defendants to retail customers to use credit lines to purchase Fund shares. After seven years of litigation, with the case still being in the discovery phase, the parties executed a settlement agreement resolving all legal claims on December 10, 2021. Pursuant to the agreed-upon settlement stipulation, UBS Financial Services Inc. and UBS Financial Services Puerto Rico funded an escrow account with $15,000,000.00. The corresponding settlement fund, comprised of (i) the original amount plus any interest earned thereon and (ii) net of a fees and expense award in the amount of 33% of the aggregate amount of principal and accrued interest, will be allocated among the various nominal defendants (including the Fund) pro rata, based upon the market value of their respective holdings of bonds issued by Puerto Rico issuers as of January 31, 2014. The effective date of the settlement stipulation will be deemed to occur upon the (i) Puerto Rico Commonwealth Court approving the settlement stipulation, (ii) notice being provided to all impacted stockholders and a hearing being held, and (iii) the corresponding judgment being entered and becoming final and unappealable, provided the parties may waive any such event or any of the parties have exercised their option to terminate the settlement stipulation prior to its effectiveness and in accordance with its terms.
Valuation
The price of your Shares is based on the net asset value of the Fund. The Fund calculates net asset value daily, as of the close of the New York Stock Exchange (generally 4 p.m. New York time). For purposes of determining the net asset value of a Share, the value of the securities held by the Fund plus any cash or other assets (including interest accrued but not yet received) minus all liabilities (including borrowings and accrued interest thereon and other accrued expenses) is divided by the total number of Shares outstanding at such time. Expenses, including the fees payable to the Investment Adviser, the Distributor and the Administrator, are accrued daily and paid monthly.
The price for buying or selling Shares will be based on the net asset value of the Fund that is next calculated after the Fund accepts your order. Your financial intermediary or other selected securities dealer is responsible for making sure that your order is promptly sent to the Fund when Shares are purchased in a manner other than through the automatic distribution reinvestment program described in the following paragraph.
All distributions on Shares are reinvested automatically in full and fractional Shares at the net asset value per Share next determined after the declaration of such distribution. A shareholder at any time, by written notification to the Distributor or a dealer, may request to have subsequent distributions paid in cash, rather than reinvested, in which event payment will be mailed on or about the payment date.
The Fund’s assets will be valued by the Sub‑Administrator (engaged by the Fund Administrator) on the basis of valuations provided by pricing services approved by Fund management and the Board of Directors. In arriving at their valuation, pricing sources may use both a grid matrix of securities values as well as the evaluations of their staff. The valuation, in either case, is based on information concerning actual market transactions and quotations from dealers or a grid matrix performed by an outside vendor that reviews certain market and security factors to arrive at a bid price for a specific security. Certain Puerto Rico obligations have a limited number of market participants and thus, might not have a readily ascertainable market value and may have periods of illiquidity. If the Fund has securities for which quotations are not readily available from any source, they will be fair valued by or under the direction of the Investment Adviser utilizing quotations and other information concerning similar securities obtained from recognized dealers. The Investment Adviser can override any price that it believes is not consistent with market conditions.
The Investment Adviser has established a Valuation Committee (the “Valuation Committee”) which is responsible for overseeing the pricing and valuation of all securities held in the Fund. The Valuation Committee operates under pricing and valuation policies and procedures established by the Investment Adviser and approved by the Board of Directors. These policies and procedures set forth the mechanisms and processes to be employed on a daily basis related to the valuation of portfolio securities for the purpose of determining the net asset value of the Fund. The Committee reports to the Board of Directors on a regular basis.

Dividends and Taxes
Dividends
The Fund intends to distribute to its shareholders substantially all of its net investment income. However, the Fund may elect to distribute less of its net investment income if, in the judgment of the Investment Adviser, such reduced distribution is in the best economic interests of the Fund’s shareholders. Such distributions, if any, shall be paid by the Fund on no less than a monthly basis.
You will receive dividends in additional shares of the Fund, unless you elect to receive them in cash. Contact your Financial Advisor at UBS Financial Services Inc or your selected securities dealer if you prefer to receive dividends in cash.
Taxes
THIS SECTION IS NOT TO BE CONSTRUED AS A SUBSTITUTE FOR CAREFUL TAX PLANNING. PROSPECTIVE INVESTORS ARE URGED TO CONSULT THEIR OWN TAX ADVISORS WITH SPECIFIC REFERENCE TO THEIR OWN TAX SITUATIONS, INCLUDING THE APPLICATION AND EFFECT OF OTHER TAX LAWS AND ANY POSSIBLE CHANGES IN THE TAX LAWS AFTER THE DATE OF THIS PROSPECTUS.
The following discussion is a summary of the material Puerto Rico and United States (“U.S.”) federal tax considerations that may be relevant to prospective investors in the Fund. The discussion in connection with the Puerto Rico tax considerations is based on the current provisions of the Puerto Rico Code, the regulations promulgated or applicable thereunder (“Puerto Rico Code Regulations”), AD No. 19‑04 and other administrative pronouncements issued by the PRTD, and the PRMC and the regulations promulgated thereunder.
The U.S. federal tax discussion is based on the current provisions of the U.S. Code, the regulations promulgated thereunder (“Code Regulations”) and administrative pronouncements issued by the IRS.
This discussion generally assumes that (i) the investors will be (a) individuals who for the entire taxable year are bona fide residents of Puerto Rico for purposes of Sections 933 and 937 of the U.S. Code and residents of Puerto Rico for purposes of the Puerto Rico Code (“Puerto Rico Individuals”), (b) corporations and other entities subject to Puerto Rico income tax as corporations and organized under the laws of Puerto Rico, other than any such corporation or entity subject to a special tax regime under the Puerto Rico Code (“Puerto Rico Entities”), (c) trusts (other than business trusts), the trustee of which is a Puerto Rico Entity or is a Puerto Rico Individual, and all of the beneficiaries of which are Puerto Rico Individuals (“PR Trusts,” and jointly with the Puerto Rico Entities and the Puerto Rico Individuals, the “Puerto Rico Investors”); (ii) the Puerto Rico Investors do not qualify for or otherwise do not choose the optional income tax rate available to certain individuals and corporations engaged in the trade or business of rendering services, (iii) the Puerto Rico Entities will not be subject at any time to any special tax regime under the U.S. Code including, without limitation, the provisions of the U.S. Code that apply to “controlled foreign corporations,” “passive foreign investment companies,” or “personal holding companies”; (iv) the Fund complies with the definition of investment company provided in Section 1010.01(a)(33) of the Puerto Rico Code or is an investment company described in AD No. 19‑04 and (v) the Fund meets the 90% Distribution Requirement (as defined below), and (d) (U.S. Investors (as defined below).
The Fund may not be a suitable investment for individuals who are not Puerto Rico Individuals, trusts that are not PR Trusts and corporations that are not Puerto Rico Entities (“Non Puerto Rico Investors)”. Accordingly, Non Puerto Rico Investors are urged to consult their own tax advisors with respect to the tax implications of the investment under the laws of the jurisdiction where they or their beneficiaries reside or where they are organized.

Generally, an individual is a bona fide resident of Puerto Rico for purposes of Sections 933 and 937 of the U.S. Code if he or she (i) is physically present in Puerto Rico for at least 183 days during the taxable year, (ii) has his or her principal place of business in Puerto Rico, and (iii) has more significant contacts with Puerto Rico than with the U.S. or a foreign country. Prospective individual investors should consult their tax advisors as to whether they qualify as “bona fide residents of Puerto Rico” for purposes of Sections 933 and 937 of the U.S. Code.
This discussion does not purport to deal with all aspects of Puerto Rico and U.S. federal taxation that may be relevant to other types of investors, particular investors in light of their investment circumstances, or to certain types of investors subject to special treatment under the Puerto Rico Code or the U.S. Code (e.g., banks, insurance companies or tax‑exempt organizations). Unless otherwise noted, the references in this discussion to the Puerto Rico regular income tax will include the alternative minimum tax and the alternate basic tax imposed on Puerto Rico Entities and Puerto Rico Individuals, respectively, by the Puerto Rico Code.
The existing provisions of the statutes, regulations, judicial decisions, and administrative pronouncements, on which this discussion is based, are subject to change (even with retroactive effect).
A prospective investor should be aware that an opinion of counsel represents only such counsel’s best legal judgment and that it is not binding on the PRTD, the Municipal Revenue Collection Center, any other agency or municipality of Puerto Rico, the IRS, or the courts. Accordingly, there can be no assurance that the opinions set forth herein, if challenged, will be sustained.
Puerto Rico Taxation
Taxation of the Fund
Income Taxes. The Fund should be exempt from the regular income tax imposed by the Puerto Rico Code for each taxable year that it distributes as Taxable Dividends (as defined below) an amount equal to at least 90% of its net income for such year within the time period provided by the Puerto Rico Code (the “90% Distribution Requirement”). In determining its net income for purposes of the 90% Distribution Requirement, the Fund is not required to take into account capital gains and losses. The Fund intends to meet the 90% Distribution Requirement to be exempt from the income tax imposed by the Puerto Rico Code.
Property Taxes. The Fund will be subject to personal property taxes under the PRMC . However, the shares of stock, bonds, participations, notes, and other securities or debt instruments issued by Puerto Rico or non‑Puerto Rico corporations, partnerships or companies held by the Fund will be exempt from personal property taxes under the PRMC .
Municipal License Taxes. Interest and dividends derived by the Fund are exempt from municipal license taxes imposed by the PRMC.
Taxation of Puerto Rico Investors
Income Taxes. The Fund may make distributions out of its current or accumulated earnings and profits attributable to (i) income that is included in the Fund’s gross income for purposes of the Puerto Rico Code, other than gains from the sale or exchange of property (the “Taxable Dividends”), (ii) income that is excluded from the Fund’s gross income (the “Tax Exempt Dividends), or (iii) net gains derived from the sale or exchange of property (the “Capital Gain Dividends” and jointly with the Taxable Dividends and the Tax Exempt Dividends, the “Dividends”).
Interest and Other Expenses. In computing the earnings and profits from which the Fund may make distributions of Taxable Dividends and Tax Exempt Dividends, the Fund must allocate its accrued interest and other accrued expenses to gross taxable and gross exempt income based on the ratio of gross taxable income to total gross income and gross tax exempt income to total gross income, respectively. Accordingly, the amount of the earnings and profits from which the Fund may make distributions of Tax Exempt Dividends will be reduced by the amount of expenses allocated to gross tax exempt income.
Taxable Dividends Distributed to Puerto Rico Individuals or PR Trusts. Taxable Dividends distributed to Puerto Rico Individuals or PR Trusts will be subject to a 15% withholding tax (the “15% Withholding Tax”). If the alternate basic tax is applicable to a Puerto Rico Individual or a PR Trust, the Taxable Dividends may be subject to an additional 9% tax.
Unless otherwise designated by the Fund, its distributions of Dividends to Puerto Rico Individuals or PR Trusts will consist of Taxable Dividends subject to the 15% Withholding Tax and, if applicable, the abovementioned alternate basic tax.
The Puerto Rico Code provides that a Puerto Rico Individual and a PR Trust may elect out of the 15% Withholding Tax and be subject to the regular tax rates provided by the Puerto Rico Code. However, by purchasing Shares, Puerto Rico Individuals and PR Trusts will be irrevocably agreeing to the 15% Withholding Tax on all Taxable Dividends paid by the Fund and will irrevocably waive the right to elect not to be subject to the 15% Withholding Tax; except that, the applicability of the 15% Withholding Tax to Puerto Rico Individuals and PR Trusts that purchase Shares through dealers will depend on the dealer’s policies and its agreements with the Distributor. Puerto Rico Individuals and PR Trusts that purchase Shares through dealers should consult with the dealer with respect to its withholding policy or such agreements.
Taxable Dividends Distributed to Puerto Rico Entities. Puerto Rico Entities receiving or accruing Taxable Dividends during a taxable year are entitled to claim an 85% dividend received deduction with respect to such distributions (the “Dividend Received Deduction”). The Dividend Received Deduction may not exceed 85% of the Puerto Rico Entity’s net taxable income for such taxable year. The remaining 15% of such dividends is subject to income tax at the regular corporate income tax rates.
Unless otherwise designated by the Fund, its distributions of Dividends to Puerto Rico Entities will consist of Taxable Dividends subject to the Dividend Received Deduction.
Puerto Rico Entities purchasing Shares through dealers may be subject to the 15% Withholding Tax, depending on the dealer’s policies and agreements with the Distributor. Puerto Rico Entities purchasing Shares through a dealer should consult with the dealer with respect to its withholding policies or such agreements.
Special rules are applicable to Taxable Dividends distributed to Puerto Rico Entities that are “special partnerships,” “partnerships”, “corporations of individuals,” life insurance companies, mutual insurance companies and non‑mutual insurance companies under the Puerto Rico Code.
Capital Gain Dividends. Capital Gain Dividends will be subject to a capital gains tax of a maximum of 15% in the case of Puerto Rico Individuals and PR Trusts, and to a capital gains tax of a maximum of 20% in the case of Puerto Rico Entities. If the alternate basic tax is applicable to a Puerto Rico Individual or a PR Trust, the Capital Gain Dividends of Puerto Rico Individuals and PR Trusts may be subject to an additional 9% tax.
Tax Exempt Dividends. Tax Exempt Dividends distributed to Puerto Rico Investors will be exempt from Puerto Rico income tax.
Impact of Repurchase Agreements on Tax Exempt Dividends. The Fund intends to borrow money by entering into repurchase agreements, pursuant to which the Fund will sell securities, subject to the purchaser’s and the Fund’s agreement to respectively sell and purchase the securities or identical securities, on a future date. The repurchase price of the securities will be equal to the initial sales price of the securities, plus an amount equal to the interest accrued from the date of sale to the date of repurchase of the securities. The repurchase agreements will generally grant the purchaser the right to sell, transfer, pledge or hypothecate the securities. Generally, the securities that will be sold by the Fund pursuant to the repurchase agreements will consist of obligations of the United States government, municipal securities, and other securities, the interest from which is exempt from Puerto Rico income tax.
Repurchase agreements are generally treated as collaterized loans for Puerto Rico income tax purposes and thus, the tax exempt interest of the securities purportedly sold to the purchaser, constitutes tax exempt income of the Fund. However, repurchase agreements that grant the purchaser the right to sell, transfer, pledge or hypothecate the securities could be treated as sales of the securities by the PRTD. In such event, the tax exempt interest of the securities would not constitute tax exempt income of the Fund, and the portion of the Tax Exempt Dividends distributed by the Fund from such interest could be treated either as Taxable Dividends or Capital Gain Dividends. If Taxable Dividends treatment were applicable, the Puerto Rico Individuals and PR Trusts would be subject to the 15% Withholding Tax on such portion of the Tax Exempt Dividends (and additional 9% if such investor is subject to the alternate basic tax), and, because of the 85% dividend received deduction of the Puerto Rico Code, the Puerto Rico Entities would be subject to a maximum effective income tax rate of 5.625% (15% of the portion of the Tax Exempt Dividend x 37.5% maximum regular corporate income tax rate). On the other hand, if Capital Gains Dividends treatment were applicable, the Puerto Rico Individuals and PR Trusts and the Puerto Rico Entities will be subject to the 15% and 20% maximum income tax, respectively. If the alternate basic tax is applicable to a Puerto Rico Individual or a PR Trust, the Capital gain Dividend may be subject to an additional 9% tax
Distributions of Principal. Distributions made by the Fund during a taxable year, will be treated as Dividends to the extent that for such year the Fund has current or accumulated earnings and profits, as determined under the Puerto Rico Code. Distributions in excess of current and accumulated earnings and profits will be treated as a tax‑free return of capital to the Puerto Rico Investor to the extent of such investor’s tax basis in its Shares. To the extent that such distributions exceed the Puerto Rico Investor’s tax basis in the Shares, such excess will be treated as a gain derived from the sale, exchange or other disposition of the Shares. If the Shares have been held by the Puerto Rico Investor for more than one year and constitute a capital asset in the hands of the Puerto Rico Investor, the gain will qualify as a long-term capital gain. The Puerto Rico Code provides long-term capital gains tax rates for Puerto Rico Individuals, PR Trusts and Puerto Rico Entities for long-term capital gains realized from the sale or exchange of Shares of the Fund. See, “Sale, Exchange or Other Disposition of the Shares.”
Sale, Exchange or Other Disposition of the Shares. Gains realized from the sale, exchange or other disposition of Shares which have been held by a Puerto Rico Investor for more than one year and constitute capital assets in the hands of the Puerto Rico Investor, will be subject to a capital gains tax of a maximum of 15% in the case of Puerto Rico Individuals and PR Trusts, and a capital gains tax of a maximum of 20% in the case of Puerto Rico Entities. If the alternate basic tax is applicable to a Puerto Rico Individual or a PR Trust, the gain derived by Puerto Rico Individuals or PR Trusts may be subject to an additional 9% tax.
Puerto Rico Investors may elect to treat such gains as ordinary income subject to regular income tax instead of the applicable capital gains tax.
Losses during a taxable year from the sale, exchange or other disposition of Shares that constitute capital assets in the hands of Puerto Rico Investors are deductible only to the extent of gains from the sale, exchange or other disposition of capital assets during the taxable year. In the case of Puerto Rico Entities, the excess of capital losses incurred in a taxable year over the capital gains derived during the same taxable year may be carried forward as a deduction against future net capital gains, but only to the extent of 90% of the net capital gains derived during the particular taxable year. Puerto Rico Individuals may (a) deduct up to $1,000 of net capital losses incurred in a taxable year from ordinary income for such taxable year and (b) any remaining net capital losses may be carried forward to the following seven (7) taxable years as a deduction against net capital gains derived in such years provided however that the deduction may not exceed 90% of such capital gains.

Redemption of Shares. The partial or total redemption of Shares is generally treated as a sale or exchange of Shares, unless the redemption is “essentially equivalent to a dividend.” If a redemption of Shares is treated as “essentially equivalent to a dividend,” then the redemption is treated as a Dividend to the extent of the Fund’s current and accumulated earnings and profits. In determining whether a redemption should be treated as “essentially equivalent to a dividend,” the Puerto Rico Code Regulations provide that (i) pro‑rata redemptions of Shares are generally treated as essentially equivalent to a dividend, and (ii) redemptions that terminate a shareholder’s interest or that reduce such shareholder’s interest by more than 20% are not treated as “essentially equivalent to a dividend.” However, neither the Puerto Rico Code nor the Puerto Rico Code Regulations set forth guidelines to determine which other redemptions are not essentially equivalent to a dividend distribution. In the absence of Puerto Rico guidelines, the PRTD generally follows the principles established under the U.S. Code, the Code Regulations, rulings and other administrative pronouncements of the IRS, and federal court decisions.
Estate and Gift Taxes. No Puerto Rico estate and gift tax will be imposed on transfers of Shares by a Puerto Rico Individual that occur after December 31, 2017.
Municipal License Taxes. In accordance with the PRMC, dividends distributed by the Fund to Puerto Rico Investors are not subject to municipal license tax.
Property Taxes. In accordance with the PRMC Code, the Shares are exempt from Puerto Rico personal property taxes in the hands of the Puerto Rico Investors.
Puerto Rico Taxation as a result of offering to UBS Puerto Rico IRA Trust
The Shares of the Fund may be sold to the UBS Puerto Rico IRA Trust for the benefit of “individual retirement account” (“IRA”) accountholders that are individuals who have their principal residence in Puerto Rico and direct the UBS Puerto Rico IRA Trust to make such investment on their behalf. The UBS Puerto Rico IRA Trust is a trust that qualifies as a Puerto Rico individual retirement account trust pursuant to the Puerto Rico Code, and whose trustee is UBS Trust Company of Puerto Rico.
For purposes of this discussion, it has been assumed that (i) the UBS Puerto Rico IRA Trust is a trust created or organized under the laws of Puerto Rico that qualifies as an IRA pursuant to Section 1081.02 (“Regular IRAs”) or 1081.03 (“Non‑Deductible IRAs”) of the Puerto Rico Code and, as such, is exempt from Puerto Rico income tax on its investment income, gains and earnings, and (ii) for each taxable year the Fund meets the 90% Distribution Requirement.
Taxation of the UBS Puerto Rico IRA Trust. Pursuant to the Puerto Rico Code, the UBS Puerto Rico IRA Trust is exempt from Puerto Rico income taxes. Accordingly, the UBS Puerto Rico IRA Trust is exempt from Puerto Rico income tax on all distributions made by the Fund, and the gains resulting from the partial or total redemption of Shares. The Tax Exempt Dividends received by the UBS Puerto Rico IRA Trust are treated as tax exempt income derived by the UBS Puerto Rico IRA Trust.
Puerto Rico Taxation of Certain Distributions made by IRAs
Generally, an actual or deemed distribution from an IRA to its participants will be subject to Puerto Rico regular income tax under the Puerto Rico Code. However, Tax Exempt Dividends received by such IRA will increase the IRA participant’s basis in the IRA. As such, the IRA participant will not be subject to Puerto Rico income tax on the distribution from an IRA that is attributable to Tax Exempt Dividends.
As provided in the Puerto Rico Code, a participant’s basis in the IRA will also increase by the amount of the accumulated and not distributed balance of the IRA for which the participant previously elected to prepay the Puerto Rico income tax at reduced rates, as authorized by the former Puerto Rico Internal Revenue Code of 1994, as amended (the “1994 Code”) or the Puerto Rico Code.

Generally, an actual or deemed distribution from a non‑deductible IRA that is a “Qualified Distribution” under Section 1081.03 of the Puerto Rico Code is not subject to Puerto Rico regular income tax. Other distributions from such an IRA are generally subject to Puerto Rico regular income tax under the Puerto Rico Code.
Distributions from IRAs that qualify as “income from sources within Puerto Rico” qualify for an optional 10% withholding tax under the Puerto Rico Code. However, the amount of any distribution for which the recipient elects such optional 10% withholding tax will be taken into account in computing such individual’s alternate basic tax.
The Puerto Rico Code also provides for an optional 10% withholding tax for certain distributions from IRAs, other than distributions of the amounts contributed to the IRAs, made to persons receiving pension benefits from certain government sponsored retirement systems. However, the amount of any distribution for which the recipient elects such optional 10% withholding tax will be taken into account in computing such person’s alternate basic tax.
Distributions from IRAs prior to the IRA accountholder attaining the age of 60 years may be subject to a 10% penalty.
The Puerto Rico Code provides special rules for distributions due to a disaster declaration issued by the Governor.
IRA accountholders are urged to consult their tax advisors regarding specific questions as to Puerto Rico or U.S. taxes or as to the consequences of an investment in the Shares under the tax laws of Puerto Rico and the United States. IRA accountholders are also strongly encouraged to review the disclosure statement and adoption agreement provided to them by the UBS Puerto Rico IRA Trust, upon opening an IRA.
United States Taxation
Taxation of the Fund
For purposes of the U.S. Code, the Fund is treated as a foreign corporation. Based on certain representations made by the Fund and the Investment Adviser, the Fund should not be treated as engaged in a trade or business within the United States for purposes of the U.S. Code. As a foreign corporation not engaged in a U.S. trade or business, the Fund should generally not be subject to U.S. federal income tax on gains derived from the sale or exchange of personal property. However, if it is determined that the Fund is engaged in a trade or business within the United States for purposes of the U.S. Code, and the Fund has taxable income that is effectively connected with such U.S. trade or business, the Fund will be subject to the regular U.S. corporate income tax on its effectively connected taxable income, and possibly to a 30% branch profits tax and state and local taxes as well.
In addition, gains from the disposition of a “United States Real Property Interest,” as defined in Section 897 of the U.S. Code, and gains from the sale of the interests in a partnership that is engaged in a trade or business may be treated as effectively connected to a trade or business in the U.S. and subject to U.S. federal income tax and 30% branch profit tax. The Fund is also subject to a 30% U.S. withholding tax on certain types of income from sources within the U.S, such as dividends and interest. However, interest that qualifies as “portfolio interest” is not subject to the 30% income tax. In addition, dividends from sources within the United States may qualify for a reduced 10% rate if certain conditions are met.
The imposition of a U.S. corporate income tax on the Fund or a U.S. withholding tax on interest payments to the Fund could materially adversely affect the Fund’s ability to make payments to its shareholders.
The “FATCA” rules of the U.S. Code also impose a 30% withholding tax upon most payments of U.S. source income (the “Withholdable Payments”) made to certain “foreign financial institutions” or “non‑financial foreign entities” (“NFFE”), unless certain certification and reporting requirements are satisfied. In the case of most payments of U.S. source income, the 30% withholding is currently applicable. The Code Regulations provide an exception for certain obligations outstanding on July 1, 2014.
The Code Regulations treat the Fund as a NFFE. Thus, after June 30, 2014, the Fund would have been required to provide to the payors of such income (except with respect to certain grandfathered obligations) certain information with respect to its investors, and the payors would have been required to disclose such information to the IRS. However, the Fund elected to be treated as a direct reporting NFFE, and, as such, it was required to provide such information directly to the IRS (instead of providing it to such payors) by filing Form 8966 with the IRS on March 31st of each year.
If the Fund is unable to obtain the required information from any such investor or otherwise fails or is unable to comply with the requirements of the U.S. Code, the Code Regulations or any other implementing rules, the Withholdable Payments made to the Fund may be subject to a 30% withholding tax.
Even though the record holders of the issued and outstanding Shares based on any prior prospectus did not, at that time, have the obligation to provide the information with respect to the Fund’ investors that is required to comply with the FATCA requirements of the U.S. Code, these Puerto Rico Investors are now subject to these requirements and will not be entitled to redeem their Shares if the information is not provided. The Fund will request the information from the record holders of such Shares and will seek the agreement of such record holders to timely provide the information to enable the Fund to comply with the U.S. Code in the future. However, if the Fund is unable to obtain such information from any such record holder or otherwise fails or is unable to comply with the requirements of the U.S. Code, the Code Regulations or any other implementing rules, the Withholdable Payments made to the Fund will be subject to the 30% withholding tax.
To ensure that the Puerto Rico Investors that acquire Shares after the date hereof will have the obligation to timely provide the Fund the information required to comply with the U.S. Code, by making an investment in Shares, each investor agrees to provide all information and certifications necessary to enable the Fund to comply with these requirements and authorizes the Fund to redeem the Shares of any investor that fails to timely provide such information or certifications. In addition, any investor that fails to timely provide the requested information or certifications will be required to indemnify the Fund for the entirety of the 30% percent tax withheld on all of the Fund’s income as a result of such investor’s failure to provide the information.
Taxation of Puerto Rico Individuals and Puerto Rico Entities
Dividends. Under Section 933 of the U.S. Code, Puerto Rico Individuals will not be subject to U.S. federal income tax on dividends distributed by the Fund that constitute income from sources within Puerto Rico. Dividends distributed by the Fund should constitute income from sources within Puerto Rico not subject to U.S. federal income tax in the hands of a Puerto Rico Individual. However, in the case of Puerto Rico Individuals who own, directly or indirectly, at least 10% of the issued and outstanding voting Shares (the “10% Shareholders”), only the Puerto Rico source ratio of any dividend paid or accrued by the Fund shall be treated as income from sources within Puerto Rico. The Puerto Rico source ratio of any dividend from the Fund is a fraction, the numerator of which equals the gross income of the Fund from sources within Puerto Rico during the 3‑year period ending with the close of the taxable year of the payment of the dividend (or such part of such period as the Fund has been in existence, if less than 3 years) and the denominator of which equals the total gross income of the Fund for such period. In the case of 10% Shareholders, the part of the dividend determined to be from sources other than Puerto Rico (after applying the rules described in this paragraph) may be subject to U.S. income tax.
The U.S. Code contains certain attribution rules pursuant to which Shares owned by other persons are deemed owned by the Puerto Rico Individuals for purposes of determining whether they are 10% Shareholders. To determine whether a Puerto Rico Individual is a 10% Shareholder, the Puerto Rico Individual must consult his or her tax advisor and obtain from his or her financial advisor the information that the tax advisor deems appropriate for such purpose. If it is determined that a Puerto Rico Individual is a 10% Shareholder, such individual must obtain from his or her financial advisor the information to determine which part of the dividend is from sources outside of Puerto Rico and may thus be subject to U.S. federal income tax.
Puerto Rico Individuals will not be allowed a U.S. tax deduction from gross income for amounts allocable to such Fund’s dividends not subject to U.S. federal income tax.
Puerto Rico Investors should also note that the Code Regulations under Section 937(b) of the U.S. Code addressing “conduit arrangements” may impact the source of income of dividends distributed by the Fund. In general, the Code Regulations describe a “conduit arrangement” as one in which pursuant to a plan or arrangement, income is received by a person in exchange for consideration provided to another person and such other person provides the same consideration (or consideration of a like kind) to a third person in exchange for one or more payments constituting income from sources within the United States. Based on the current language of the Regulations and the guidance offered therein, the Fund is not expected be considered a “conduit arrangement” under the Code Regulations. The Fund does not plan to request a ruling from the IRS with respect to the non- applicability of such conduit rule to the Fund and no assurance can be given that the IRS or the courts will agree with the expected tax treatment described herein. You should consult your tax advisor as to this matter.
Foreign corporations not engaged in a U.S. trade or business are generally not subject to U.S. federal income tax on amounts received from sources outside the United States. Corporations incorporated in Puerto Rico are treated as foreign corporations under the U.S. Code. Dividends distributed by the Fund to Puerto Rico corporations are expected to constitute income from sources within Puerto Rico. Accordingly, Puerto Rico corporations not engaged in a U.S. trade or business are not expected to be subject to U.S. taxation on dividends received from the Fund and dividends received or accrued by a Puerto Rico corporate investor that is engaged in a U.S. trade or business are expected to be subject to U.S. federal income tax only if such dividends are effectively connected to its U.S. trade or business.
The U.S. Code provides special rules for Puerto Rico Entities that are treated as partnerships for U.S. federal income tax purposes.
Sales, Exchange or Disposition of Shares. Gain, if any, from the sale, exchange or other disposition of Shares by a Puerto Rico Individual, including an exchange of Shares of the Fund for Shares of an affiliated investment company, will generally be treated as Puerto Rico source income and, therefore, exempt from federal income taxation.
A Puerto Rico corporation that invests in the Fund will be subject to U.S. federal income tax on a gain from a disposition of Shares only if the gain is effectively connected to a U.S. trade or business carried on by the Puerto Rico corporation.
The U.S. Code provides special rules for Puerto Rico Entities that are subject to federal income tax as partnerships.
PFIC Rules. The Fund will likely be treated as a passive foreign investment company (“PFIC”) for U.S. federal income tax purposes. Under the PFIC rules, a Shareholder that is a U.S. person (i.e., a citizen or resident of the U.S., a U.S. domestic corporation or partnership, or an estate or trust that is taxed as a resident of the U.S.) (such Shareholder is referred to as a “U.S. Shareholder”), that disposes of its PFIC stock at a gain, is treated as receiving an “excess distribution” equal to such gain. In addition, if a U.S. Shareholder receives a distribution from a PFIC in excess of 125% of the average amount of distributions such Shareholder received from the PFIC during the three preceding taxable years (or shorter period if the U.S. Shareholder has not held the stock for three years), the U.S. Shareholder is also treated as receiving an “excess distribution” equal to such excess. In general, an “excess distribution” is taxed as ordinary income, and to the extent it is attributed to earlier years in which the PFIC stock was held, is subject to the highest applicable income tax rate and to an interest charge which the U.S. Code refers to as the “deferred tax amount.”
Prop. Reg. Sec. 1.1291‑1(f) states that a “deferred tax amount” will be determined under Section 1291 of the Code on amounts derived from sources within Puerto Rico by Puerto Rico Individuals only to the extent such amounts are allocated to a taxable year in the Shareholder’s holding period during which the Shareholder was not entitled to the benefits of Section 933 thereof. Thus, under the proposed regulations, Puerto Rico Individuals will not be subject to the PFIC provisions in connection with dividends received from the Fund or a gain from the sale or exchange of Shares if (a) they are entitled to the benefits of Section 933 of the U.S. Code for each entire taxable year that they hold Shares, and (b)(1) in the case of dividends, the dividends from the Fund qualify as Puerto Rico source income under the U.S. Code, and (2) in the case of a gain from the sale or exchange of Shares, the gain qualify as Puerto Rico source income under the U.S. Code. Puerto Rico corporations are not U.S. Shareholders for purposes of the PFIC provisions.
Puerto Rico Individuals have to file a Form 8621, Return by a Shareholder of a Passive Foreign Investment Company or Qualified Electing Fund with the Internal Revenue Service, unless an exemption from the filing requirement is applicable. If an exemption is not applicable, the informative return must be filed on or before the due date of the federal income tax return, regardless of whether the Puerto Rico Individual has the obligation to file a United States federal income tax return. You are urged to consult with your tax advisor whether you have the obligation to file this informative return.
Estate and Gift Taxes
Under the provisions of the U.S. Code, the Shares will not be subject to U.S. estate and gift taxes if held by a Puerto Rico Individual who is a citizen of the U.S. who acquired his or her citizenship solely by reason of his or her Puerto Rico citizenship, birth or residence in Puerto Rico and was domiciled in Puerto Rico, in the case of estate taxes, at the time of death, and in the case of gift taxes, at the time the gift was made.
Potential investors are advised to consult their own tax advisers as to the consequences of an investment in the Fund under the tax laws of Puerto Rico and the U.S., including the consequences of the sale or redemption of Shares.
United States Taxation as a result of offering to the UBS Puerto Rico IRA Trust
The U.S. federal income tax treatment of the UBS Puerto Rico IRA Trust with respect to any Dividends, and the gain, if any, resulting from the sale, exchange or disposition of Shares (“Gain”), hinges upon the characterization of the UBS Puerto Rico IRA Trust for U.S. federal income tax purposes. Generally, the UBS Puerto Rico IRA Trust will be characterized for U.S. federal income tax purposes as either a foreign (non‑U.S.) corporation or partnership, and it is so assumed for purposes of this summary. Accordingly, the UBS Puerto Rico IRA Trust and its beneficiaries are not generally subject to U.S. federal income tax on the Dividends and the Gain if (i) the UBS Puerto Rico IRA Trust is treated as foreign (non‑U.S.) corporation, and such income and Gain are not effectively connected with a trade or business within the United States of the UBS Puerto Rico IRA Trust; or (ii) the UBS Puerto Rico IRA Trust is treated as partnership, provided that the partners of the UBS Puerto Rico IRA Trust are not subject to U.S. federal income tax on such income and Gain pursuant to the provisions of Section 933 of the U.S. Code.
IRA accountholders are urged to consult their tax advisors regarding specific questions as to Puerto Rico or U.S. taxes or as to the consequences of an investment in the Shares under the tax laws of Puerto Rico and the United States. IRA accountholders are also strongly encouraged to review the disclosure statement and adoption agreement provided to them by the UBS Puerto Rico IRA Trust, upon opening an IRA.

Taxation of U.S. Investors
Except for Puerto Rico Individuals, shares were not designed to be offered to persons that are “United States persons” within the meaning of Code Section 7701(a)(30) of the U.S. Code (“U.S. Investors”). It is expected that the Fund will be treated as a PFIC and may be treated as a CFC as those terms are defined in the U.S. Code and the Code Regulations. Thus, if a shareholder were to become a U.S. Investor (or if the Fund were to admit a U.S. Investor), an investment in the Fund may cause a U.S. Investor to recognize taxable income prior to the investor’s receipt of dividends, pay an interest charge on the receipts of dividends, other distributions or gains from the sale or exchange of shares held in the Fund and recognize ordinary income that otherwise would have been treated as capital gain for U.S. federal income tax purposes. For these purposes, a US Investor would include an individual that no longer qualifies as a Puerto Rico Individual. The Fund does not intend to provide information necessary to make a QEF election within the meaning of Code section 1295 with respect to the Fund.
Financial Highlights
The financial highlights table is intended to help you understand the Fund’s financial performance for the past year. Since Class P Shares of the Fund have not commenced operations as of the date of this prospectus, the financial information in the table below shows the Fund’s financial performance for the periods indicated for Class A Shares of the Fund. The performance of Class P Shares would be substantially similar to Class A Shares because Class P Shares and Class A Shares are invested in the same portfolio of securities and performance would differ only to the extent that Class P Shares and Class A Shares have different expenses. The actual returns of Class P Shares would have been higher than those of Class A Shares because Class P Shares have lower expenses than Class A Shares. Certain information reflects financial results for a single Fund share. The total returns in the table represent the rate that an investor would have earned on an investment in the Fund (assuming reinvestment of all dividends and distributions). This information has been derived from the financial statements audited by Ernst & Young LLP, whose report, along with the Fund’s financial statements, are included in the annual report, which is available upon request.

Financial Highlights - Class A Shares

			For the fiscal year ended
			December 31, 2021

Increase (Decrease) in Net Asset Value:

Per Share		Net asset value applicable to common stock, beginning of period	$12.20

Operating		Net investment income	0.43
Performance: (a)		Net realized loss and unrealized appreciation (depreciation) from investments	(0.26)

		Total from investment operations	0.17

		Less: Dividends from net investment income to common shareholders	(0.47)

		Net asset value applicable to common stock, end of period	$11.90

Total
Investment Return: (b)		Based on net asset value per share *	1.44%

Ratios:	(c) (d) (e)	Net expenses to average net assets applicable to common shareholders - net of waived fees and reimbursed expenses	1.86%
	(c) (d)	Gross expenses to average net assets applicable to common shareholders	2.47%
	(c)	Gross operating expenses to average net assets applicable to common shareholders	2.04%
	(c)	Interest and leverage related expenses to average net assets applicable to common shareholders	0.43%
	(c) (e)	Net investment income to average net assets - net of waived fees and reimbursed expenses	3.59%

Supplemental
Data:		Net assets, end of period (in thousands)	$86,535

		Portfolio turnover	8.18%

		Portfolio turnover excluding the proceeds from calls of portfolio securities and the proceeds from mortgage-backed securities paydowns	8.18%

	*	Total investment return excludes the effects of sales loads.

	(a)	Based on average outstanding shares of 7,395,457 for the fiscal year ended December 31, 2021.

	(b)	Dividends are assumed to be reinvested at the per share net asset value on the ex‑dividend date.

	(c)	Based on average net assets of $88,329,255 for the fiscal year ended December 31, 2021.

	(d)	Expenses include both operating and leverage related expenses.

	(e)	The effect of the expenses waived for the fiscal year ended December 31, 2021 was to decrease the expense ratios, thus increasing the net investment income ratio to average net assets by 0.61%.

General Information
If you want more information about the Fund, the following documents are available free upon request:
Annual/Semi-Annual Reports
Additional information about the Fund’s investments is available in the Fund’s annual and semi-annual reports to shareholders, which may be viewed at www.ubs com/prfunds.
In an effort to reduce the Fund’s printing and mailing costs, the Fund plans to consolidate the mailing of its annual report by household. This consolidation means that a household having multiple accounts with the identical address of record will receive a single copy of each report. Shareholders who do not want this consolidation to apply to their account should contact their broker.
Additional Information
You may discuss your questions about the Fund by contacting your UBS Financial Advisor or other selected securities dealer. You may obtain free copies of annual and quarterly reports by contacting the Fund directly at 1‑787‑250‑3600.
Privacy Policy
The Fund is committed to protecting the personal information that it collects about individuals who are prospective, former or current investors.
If you are located in a jurisdiction where specific laws, rules or regulations require the Fund to provide you with additional or different privacy-related rights beyond what is set forth below, then the Fund will comply with those specific laws, rules or regulations.
The Fund collects personal information for business purposes to process requests and transactions and to provide customer service. Personal information is obtained from the following sources:

●	Investor applications and other forms,

●	Written and electronic correspondence,

●	Telephone contacts,

●
Account history (including information about Fund transactions and balances in your accounts with the Distributor or our affiliates, other fund holdings in the UBS family of funds, and any affiliation with the Distributor and its affiliates),

●	Website visits,

●	Consumer reporting agencies
The Fund limits access to personal information to those employees who need to know that information in order to process transactions and service accounts. Employees are required to maintain and protect the confidentiality of personal information. The Fund maintains physical, electronic, and procedural safeguards to protect personal information.

The Fund may share personal information described above with their affiliates for business purposes, such as to facilitate the servicing of accounts. The Fund may share the personal information described above for business purposes with a non‑affiliated third party only if the entity is under contract to perform transaction processing, servicing or maintaining investor accounts on behalf of the Fund. The Fund may share personal information with its affiliates or other companies who are not affiliates of the Fund that perform marketing services on the Fund’s behalf or to other financial institutions with whom it has marketing agreements for joint products or services. These companies are not permitted to use personal information for any purposes beyond the intended use (or as permitted by law). The Fund does not sell personal information to third parties for their independent use. The Fund may also disclose personal information to regulatory authorities or otherwise as permitted by law.
Fund Charter Provisions
Certain charter provisions of the Fund might be void and unenforceable under the Investment Company Act, including, without limitation, provisions (i) permitting indemnification of officers and directors to the fullest extent permitted by Puerto Rico law, (ii) setting forth the required vote for changes to fundamental policies of the Fund, and (iii) stating that to the fullest extent permitted by Puerto Rico law, no officer or director will be liable to the Fund or shareholders.
Statement of Additional Information
For further information about the Fund, including how the Fund invests, please see the Fund’s Statement of Additional Information, dated March 31, 2022 (the “SAI”).
For a discussion of the Fund’s policies and procedures regarding the selective disclosure of its portfolio holdings, please see the SAI. The SAI is on file with the SEC and is incorporated into this Prospectus by reference. This means that the SAI is legally considered a part of this Prospectus even though it is not physically contained within this Prospectus.
1940 Act File No. 811‑23687